As filed with the Securities and Exchange			Registration No. 333-147534
Commission on February 4, 2011			Registration No. 811-08292

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N -6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[X]
Pre-Effective Amendment No.			[ ]
Post-Effective Amendment No. 5			[X]

AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940			[X]
(Check appropriate box or boxes.)

Security Life Separate Account L1
(Exact Name of Registrant)

Security Life of Denver Insurance Company
(Name of Depositor)

1290 Broadway
Denver, Colorado 80203-5699
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(800) 525-9852
(Depositor’s Telephone Number, including Area Code)

J. Neil McMurdie, Senior Counsel
ING Americas (U.S. Legal Services)
One Orange Way, Windsor, Connecticut 06095-4774
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on	, pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1)
[X]	on April 29, 2011, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-
effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

ING VUL-CV
 A FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY issued by
Security Life of Denver Insurance Company and its Security Life Separate Account L1

The Policy

· Is issued by Security Life of Denver Insurance Company.
· Is returnable by you during the right to examine period if you are not satisfied.

Premium Payments

· Are flexible, so the premium amount and frequency may vary.
· Are allocated to the Separate Account and the Guaranteed Interest Division, based on your instructions.
· Are subject to specified fees and charges.

The Policy’s Account Value

· Is the sum of your values in the Separate Account, Guaranteed Interest Division and Loan Division. · Has no guaranteed minimum value for amounts in the Separate Account. The value varies with the value of the Subaccounts you select.
· Has a minimum guaranteed rate of return for amounts in the Guaranteed Interest Division.
· Is subject to specified fees and charges including possible surrender charges.

Death Benefit Proceeds

· Are paid if your policy is in force when the insured person dies.
· Are calculated under your choice of options:
  > Death Benefit Option 1 – the Base Death Benefit is the greater of the amount of your Stated Death Benefit or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A;
  > Death Benefit Option 2 – the Base Death Benefit is the greater of the amount of your Stated Death Benefit plus the Account Value or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or
  > Death Benefit Option 3 – the Base Death Benefit is the greater of the amount of your Stated Death Benefit plus premiums received minus partial withdrawals taken and the partial withdrawal fees or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.
· Are equal to the Total Death Benefit minus any outstanding Loan Amount, any unpaid fees and charges and any accelerated benefit lien including accrued lien interest. · Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Sales Compensation

· We pay compensation to broker/dealers whose registered representatives sell the policy. See Distribution of the Policy, page 86, for further information about the amount of compensation we pay.

Fund Managers

Mutual funds managed by the following
investment managers are available through the policy:
· Artio Global Management, LLC
· BAMCO, Inc.
· BlackRock Advisors, LLC
· BlackRock Investment Management, LLC
· Brandes Investment Partners, L.P.
· Capital Research and Management CompanySM
· Columbia Management Advisors, LLC
· Dimensional Fund Advisors LP
· Directed Services LLC
· DSM Capital Partners LLC
· Fidelity Management & Research Company
· Frontier Capital Management Company, LLC
· ING Clarion Real Estate Securities LLC
· ING Investment Management Co.
· Invesco Advisers, Inc.
· Iridian Asset Management LLC
· J.P. Morgan Investment Management Inc.
· Marsico Capital Management, LLC
· Massachusetts Financial Services Company
· Neuberger Berman, LLC
· Neuberger Berman Fixed Income LLC
· OppenheimerFunds, Inc.
· Pacific Investment Management Company LLC
· Pioneer Investment Management, Inc.
· T. Rowe Price Associates, Inc.
· UBS Global Asset Management (Americas) Inc.

This prospectus describes what you should know before purchasing the ING VUL-CV variable universal life insurance policy. Please read it carefully and keep it for future reference. If you received a summary prospectus for any of the mutual funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

The date of this prospectus is April 29, 2011.

TABLE OF CONTENTS

	Page		Page
POLICY SUMMARY	3	Special Features and Benefits	59
The Policy’s Features and Benefits	3	Termination of Coverage	68
Factors You Should Consider Before		TAX CONSIDERATIONS	70
Purchasing a Policy	6	Tax Status of the Company	71
Fees and Charges	8	Tax Status of the Policy	71
THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTEED INTEREST DIVISION	15	Diversification and Investor Control Requirements	72
		Tax Treatment of Policy Death Benefits	72
		Distributions Other than Death Benefits	73
Security Life of Denver Insurance Company	15	Other Tax Matters	75
The Investment Options	17	ADDITIONAL INFORMATION	78
DETAILED INFORMATION ABOUT THE POLICY	21	General Policy Provisions	78
		Distribution of the Policy	86
Underwriting	22	Legal Proceedings	88
Purchasing a Policy	23	Financial Statements	89
Fees and Charges	28	APPENDIX A	A -1
Death Benefits	36	APPENDIX B	B -1
Additional Insurance Benefits	44	APPENDIX C	C-1
Account Value	56	MORE INFORMATION IS AVAILABLE	Back Cover

TERMS TO UNDERSTAND

The following is a list of some important terms used throughout this prospectus that have special meaning. It also provides a reference to where each term is defined and discussed more fully.

Term	Page	Term	Page
Account Value	56	Net Premium	3
Accumulation Unit	56	Net Surrender Value	5
Accumulation Unit Value	57	Policy Date	23
Base Death Benefit	1	Segment	37
Death Benefit Proceeds	43	Separate Account	17
Guaranteed Interest Division	21	Separate Account Value	56
Guaranteed Interest Division Value	21	Stated Death Benefit	4
Loan Amount	59	Subaccounts	17
Loan Division	58	Target Death Benefit	4
Loan Division Value	58	Total Death Benefit	46
Monthly Processing Date	30	Valuation Date	57
Net Account Value	7

Additionally, see Appendix C for a glossary of important terms used throughout this prospectus.

“Security Life,” “we,” “us,” “our” and the “company” refer to Security Life of Denver Insurance Company. “You” and “your” refer to the policy owner. The policy owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person’s lifetime.

State Variations – State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. References in this prospectus to state law identify matters where state law may require variations from what is disclosed in this prospectus. If you would like to review a copy of the policy and riders for your particular state, contact our Customer Service Center or your agent/registered representative.

You may contact us about the policy at our:	ING Customer Service Center
P.O. Box 5065
Minot, ND 58702-5065
1-877-253-5050
www.ingservicecenter.com

ING VUL-CV

POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus that should be read carefully before you purchase the policy.

The Policy’s Features and Benefits

The Policy

· This prospectus describes our standard ING VUL-CV variable universal life insurance policy. The policy provides death benefits, values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.
· References in this prospectus to state law identify matters where state law may require variations from what is disclosed in this prospectus. If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

Temporary Insurance See Temporary Insurance, page 27.

· If you apply and qualify, we may issue temporary insurance equal to the amount of Target Death Benefit for which you applied. · The maximum amount of temporary insurance is $1,000,000.00, which includes other in-force coverage you have with us.
· Temporary insurance may not be available in all states.

Premium Payments See Premium Payments, page 24.	· You choose when to pay and how much to pay.
· You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse without value.
· You cannot pay additional premiums after age 121.
· We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code or that would cause your policy to become a modified endowment contract.
· We deduct a premium expense charge from each premium payment and credit the remaining premium (the “Net Premium”) to the Separate Account or the Guaranteed Interest Division according to your instructions.
Investment Options See The Investment Options, page 17.

· You may allocate your Net Premiums to the Subaccounts of Security Life Separate Account L1 (the “Separate Account”) and to our Guaranteed Interest Division.
· The Separate Account is one of our separate accounts and consists of Subaccounts that invest in corresponding mutual funds. When you allocate premiums to a Subaccount, we invest any Net Premiums in shares of the corresponding mutual fund. · Your Separate Account Value will vary with the investment performance of the mutual funds in which the Subaccounts invest and the charges we deduct from your Separate Account Value. · The Guaranteed Interest Division is part of our general account.
· We credit interest of at least 3.00% per year on amounts allocated to the Guaranteed Interest Division, and we may, in our sole discretion, credit interest in excess of this amount.

Right to Examine Period See Right to Examine Period, page 27.

· During the right to examine period you have the right to examine your policy and return it for a refund if you are not satisfied for any reason. · The right to examine period is generally ten days from your receipt of the policy, although certain states may allow more than ten days. The length of the right to examine period thatapplies in your state will be stated in your policy.
· Generally, there are two types of right to examine refunds:     > Some states require a return of all premium we have received; and
  > Other states require that we return your Account Value plus a refund of all fees and charges deducted.
· The right to examine refund that applies in your state will be shown in your policy. · See Allocation of Net Premium, page 26, for details about how Net Premium will be allocated during the right to examine period.

ING VUL-CV

Death Benefits See Death Benefits, page 36.

· The Stated Death Benefit is the sum of the insurance coverage Segments under your policy and is shown in your Schedule. The Stated Death Benefit changes when there is an increase, decrease or a transaction that causes your policy to change.
· The Target Death Benefit is an amount of death benefit coverage scheduled by you at issue and is subject to our approval. It may vary by year. If you do not have the Adjustable Term Insurance Rider, the Target Death Benefit in all years is the same as the Stated Death Benefit.
· The Base Death Benefit is the death benefit of your policy and does not include additional death benefits provided by riders attached to your policy, if any. We calculate the Base Death Benefit according to one of the following three death benefit options available under your policy:
  > Death Benefit Option 1 – the Base Death Benefit is the greater of the amount of your Stated Death Benefit or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A;
  > Death Benefit Option 2 – the Base Death Benefit is the greater of the amount of your Stated Death Benefit plus your Account Value or your Account multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or
  > Death Benefit Option 3 – the Base Death Benefit is the greater of the amount of your Stated Death Benefit plus premiums received minus partial withdrawals taken and the partial withdrawal fees or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.
· The Total Death Benefit is equal to the Base Death Benefit, plus the death benefit from your Adjustable Term Insurance Rider, if any.
· Death Benefit Proceeds are paid if your policy is in force when the insured person dies. · The Death Benefit Proceeds are equal to your Total Death Benefit minus any outstanding Loan Amount, any outstanding fees and charges incurred before the insured person’s death and any outstanding accelerated benefit lien including accrued lien interest. · Until age 121, the amount of the Death Benefit Proceeds will depend on which death benefit option is in effect when the insured person dies.
· After age 121, your policy may continue pursuant to the continuation of coverage provision. For details about the changes that are made to your policy at age 121, see Continuation of Coverage, page 38. · The Death Benefit Proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Rider Benefits See Additional Insurance Benefits, page 44.

· Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
  > Optional rider benefits that you must select before they are added to your policy; and
  > Rider benefits that automatically come with your policy.
· In many cases, we deduct an additional monthly charge for these benefits.
· Not all riders may be available under your policy or in your state, but the available riders may include:    > The 20-Year/Age 65 Guaranteed Death Benefit Rider
  > The Accelerated Benefit Rider;
  > The Additional Insured Rider;
  > The Adjustable Term Insurance Rider;
  > The Guaranteed Minimum Accumulation Benefit Rider;
  > The Lifetime Guarantee Death Benefit Rider;
  > The Overloan Lapse Protection Rider;
  > The Waiver of Cost of Insurance Rider; and
  > The Waiver of Specified Premium Rider.

Transfers See Transfers, page 60.

· You currently may make an unlimited number of transfers between the Subaccounts and to the Guaranteed Interest Division. Transfers are, however, subject to limits, conditions and restrictions that we or the funds whose shares are involved may impose. See Limits on Frequent or Disruptive Transfers, page 63.
· There are certain restrictions on transfers from the Guaranteed Interest Division. · We do not charge for transfers.

ING VUL-CV

Asset Allocation Programs See Dollar Cost Averaging, page 61. See Automatic Rebalancing, page 62.

· Dollar cost averaging is a systematic program of transferring Account Value to selected Subaccounts of the Separate Account. It is intended to help reduce the risk of investing too much when the price of a fund’s shares is high. It also helps to reduce the risk of investing too little when the price of a fund’s shares is low.
· Automatic rebalancing is a systematic program through which your Separate Account and Guaranteed Interest Division values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.
· There is no charge to participate in these asset allocation programs. There are, however, certain conditions on participation in these asset allocation programs.
· Neither of these asset allocation programs assures a profit nor do they protect you against a loss in a declining market.

Loans See Loans, page 59.

· After the first policy month, you may take loans against your policy’s Net Surrender Value. · Unless otherwise required by state law, a loan must be at least $100.00 and is generally limited to your Net Surrender Value less the estimated periodic fees and charges to your next policy anniversary (or estimated periodic fees and charges for the next 13 months if you take a loan within the 30-day period before your next policy anniversary). · When you take a loan we transfer an amount equal to your loan to the Loan Division as collateral for your loan. The Loan Division is part of our general account.
· We credit amounts held in the Loan Division with interest at an annual rate no less than 3.00%.
· We also charge interest on loans. Interest is due in arrears on each policy anniversary and accrues daily at an annual rate of 3.75% in policy years one through five and at an annual rate of 3.00% (guaranteed not to exceed 3.15%) in all years thereafter.
· Loans reduce your policy’s Death Benefit Proceeds and may cause your policy to lapse.
· Loans may have tax consequences, and you should consult with a qualified tax adviser before taking a loan against your policy’s Net Surrender Value.

Partial Withdrawals See Partial Withdrawals, page 66.

· After the first policy year, you may take up to 12 partial withdrawals each policy year. In certain circumstances (if your policy is “in corridor”) you may take partial withdrawals during the first policy year. · A partial withdrawal must be at least $100.00 and may not exceed the amount which leaves your Net Surrender Value less than $500.00. · We charge a fee of $10.00 for each partial withdrawal.
· Partial withdrawals will reduce your Account Value and could cause your policy to lapse. · Partial withdrawals may reduce the amount of Stated Death Benefit (and consequently the Target Death Benefit) under your policy and may result in a surrender charge. · Partial withdrawals may also have tax consequences, and you should consult with a qualified tax adviser before taking a partial withdrawal from your policy.

Surrenders See Surrender, page 68.

· You may surrender your policy for its Net Surrender Value at any time after the right to examine period while the insured person is alive. · Your Net Surrender Value is your Account Value minus any surrender charge and your outstanding Loan Amount.
· Surrender charges apply for the first ten years of each Segment of Stated Death Benefit. The surrender charge rates shown are for the first Segment year. Surrender charge rates generally decline beginning by the fourth Segment year and reach zero beginning in the eleventh Segment year.
· Surrender charge rates vary by the insured person’s age at the time each Stated Death Benefit is established and gender. · All insurance coverage ends on the date we receive your surrender request in good order.
· If you surrender your policy it cannot be reinstated.
· Surrendering the policy may have tax consequences, and you should consult with a qualified tax adviser before surrendering your policy.

ING VUL-CV

Reinstatement See Reinstatement, page 70.

· Before age 121 and within five years of lapse you may reinstate your policy and riders (other than the Guaranteed Death Benefit Riders or Guaranteed Minimum Accumulation Benefit Rider) if you did not surrender your policy and the insured person is alive and still insurable according to our normal underwriting rules for the applicable risk class and rating.
· You will need to pay the required reinstatement premium.
· If you had an outstanding loan when coverage lapsed, we will reinstate it with accrued but unpaid loan interest to the date of the lapse unless directed otherwise.
· When we reinstate your policy we reinstate the surrender charges for the amount and time as if your policy had not lapsed. · A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.
· Reinstating your policy may have tax consequences, and you should consult with a qualified tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy’s investment options, its other features and benefits, its risks and the fees and charges you will incur when you consider purchasing the policy and investing in the Subaccounts of the Separate Account.

Life Insurance Coverage

· The policy is not a short-term savings vehicle and should be purchased only if you need life insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.
· You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

Fees and Charges See Fees and Charges, page 28.

· In the early policy years the surrender charge may exceed the Account Value because the surrender charge may be more than the cumulative premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.
· We believe that the policy’s fees and charges, in the aggregate, are reasonable, but before purchasing a policy you should compare the value that the policy’s various features and benefits and the available services have to you, given your particular circumstances, with the fees and charges associated with those features, benefits and services.

Investment Risk See The Separate Account, page 17. See The Guaranteed Interest Division, page 21.

· You should evaluate the policy’s long-term investment potential and risks before purchasing a policy.
· For amounts you allocate to the Subaccounts of the Separate Account:|
  > Your values will fluctuate with the markets, interest rates and the performance of the underlying mutual funds;   > You assume the risk that your values may decline or may not perform to your expectations;
  > Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance; > Each fund has various investment risks, and some funds are riskier than others; > You should read each fund’s prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding Subaccount; and > There is no assurance that any fund will achieve its stated investment objective.
· For amounts you allocate to the Guaranteed Interest Division:
  > Interest rates we declare will change over time, but not more frequently than every policy anniversary; and     > You assume the risk that interest rates may decline, although never below the guaranteed minimum annual rate of 3.00%.

ING VUL-CV

Grace Period and Lapse See Lapse, page 69.

· Your policy may enter the grace period and subsequently lapse (meaning your policy will terminate without value) if on any Monthly Processing Date: > A death benefit guarantee is not in effect; and
  > Your Net Account Value (meaning the Account Value minus any Loan Amount) is zero or less. · If you meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.
· If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse without value.
· Partial withdrawals and loans have an adverse impact on your Net Account Value. Before taking a partial withdrawal or loan consider its effect on your ability to keep your policy from lapsing.

Exchanges See Purchasing a Policy, page 23.

· Replacing your existing life insurance policy(ies) and/or annuity contract(s) with the policy described in this prospectus may not be beneficial to you.
· Before purchasing a policy, determine whether your existing policy(ies) and/or contract(s) will be subject to fees or penalties upon surrender or cancellation.
· Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) and/or contract(s) with those of the policy described in this prospectus.

Taxation See TAX CONSIDERATIONS, page 70.

· Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract.
· Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:
  > Reduction in the amount of your insurance coverage;
  > Partial withdrawals;
  > Loans;
  > Surrender;
  > Lapse; and
  > Reinstatement.· In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will be taxable to you to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well.
· There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.
· Consult with a qualified legal or tax adviser before you purchase a policy.

Sales Compensation See Distribution of the Policy, page 86.

· We pay compensation to broker/dealers whose registered representatives sell the policy.
· We generally pay more compensation on premiums paid for Stated Death Benefit coverage under the policy than we do on premiums paid for coverage under the Adjustable Term Insurance Rider. Talk to your agent/registered representative about the appropriate usage of the Adjustable Term Insurance Rider for your particular situation.

Other Products

· We and our affiliates offer other insurance products that may have different features, benefits, fees and charges. These other products may better meet your needs.
· Contact your agent/registered representative if you would like information about these other products.

ING VUL-CV

Fees and Charges

The following tables describe the fees and charges you will pay when buying, owning and surrendering the policy. [Tables to be updated by amendment.]

Transaction Fees and Charges. The following table describes the fees and charges deducted at the time you make a premium payment or make certain other transactions. See Transaction Fees and Charges, page 29.

Amount Deducted
Charge	When Deducted		Maximum Guaranteed Charges
Premium Expense	· When you make a	·	9.00% of premium up to target premium and 6.00% of
Charge	premium payment.		premium in excess of target premium in Segment year 1,
and lower thereafter.
Partial Withdrawal	· When you take a partial	·	$10.00	.
Fee	withdrawal.

Surrender Charge [1]	· During the first ten		Range from
	Segment years when	·	3.40 to $42.00 per $1,000.00 of Stated Death
	you surrender your		Benefit.
policy, decrease your
	Stated Death Benefit,		Representative insured person
	take a partial	·	$XX.00 per $1,000.00 of Stated Death Benefit.
	withdrawal that	·	The representative insured person is a ____, age XX.
	decreases your Stated	·	The rates shown for the representative insured person are
	Death Benefit or allow		for the first policy year.
your policy to
lapse.

Excess Illustration	· Each time you request	·	$25.00	.
Fee [2]	an illustration after the
first each policy year.

Accelerated Benefit	· On the date the	·	$300.00 per acceleration request.
Rider Administrative	acceleration request is
Charge	processed.

Overloan Lapse	· On the Monthly	·	3.50% of the Account Value. [3]
Protection Rider	Processing Date on or
next following the date
we receive your request
to exercise this rider’s
benefit.

1

The surrender charge rates shown are for the first Segment year. Surrender charge rates generally decline beginning by the fourth Segment year and reach zero beginning in the eleventh Segment year. The rates vary based on the insured person’s age at the time each Segment of Stated Death Benefit is established and gender. The rates shown for the representative insured person are for the first policy year, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

2	We do not currently assess this charge.
3

The Account Value is equal to the sum of the value of amounts allocated to the Subaccounts of the Separate Account, amounts allocated to the Guaranteed Interest Division and any amounts set aside in the Loan Division.

ING VUL-CV

Periodic Fees and Charges. The following table describes the maximum guaranteed charges that could be deducted each month on the Monthly Processing Date, not including fund fees and expenses. See Periodic Fees and Charges, page 30.

Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [4]
Cost of Insurance	· On each Monthly	Range from
Charge [5]	Processing Date.	· $0.02 to $83.33 per $1,000.00 of net amount at risk.

Representative insured person
· $0.XX per $1,000.00 of net amount at risk for each
Segment of your Stated Death Benefit.
· The representative insured person is a ____, age XX.
· The rates shown for the representative insured person are
for the first policy year.

Mortality and	· On each Monthly	· 0.025% (0.30% annually) of Account Value invested in the
Expense Risk Charge	Processing Date.	Separate Account.

Policy Charge [6]	· On each Monthly	· $30.00
Processing Date.

Administrative	· On each Monthly	Range from
Charge [7]	Processing Date.	· $0.03 to $3.85 per $1,000.00 of Stated Death
Benefit.

Representative insured person
· $0.XX per $1,000.00 of Stated Death Benefit.
· The representative insured person is a ____, age XX in the risk class and fully underwritten.
· The rates shown for the representative insured person are
for the first policy year.

Loan Interest Charge	· Accrues daily but is due	· 3.75% per annum of the amount held in the Loan
	in arrears on each policy	Division in policy years 1–5. [8]
anniversary.

4

This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

5

The cost of insurance rates vary based on policy duration and the insured person’s age, gender, underwriting type and risk class. Different rates will apply to each Segment of Stated Death Benefit. The rates shown for the representative insured person are for the first policy year and generally increase each year thereafter. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

6	The policy charge varies based on the amount of Stated Death Benefit, policy duration and underwriting type. See Policy Charge, page 32, for more detail about the policy charge rates.
7

The administrative charge rates vary based on the Segment duration and the insured person’s age, gender, underwriting type and risk class and generally decrease after the fifth and tenth Segment years. The rates shown for the representative insured person are for the first policy year. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration. See Administrative Charge, page 33, for information about how the amount of the administrative charge is determined.

8	The guaranteed maximum loan interest charge after policy year five is 3.15%.

ING VUL-CV

Optional Rider Fees and Charges. The following tables describe the maximum guaranteed charges that could be deducted each month on the Monthly Processing Date for each of the optional rider benefits. See Rider Fees and Charges, page 33.

20-Year/Age 65 Guaranteed Death Benefit Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [9]
20-Year/Age 65	· On each Monthly	Range from
Guaranteed Death	Processing Date during	· $0.001 to $0.02 per $1,000.00 of guaranteed
Benefit Rider	the guarantee period.	coverage.
Charge [10]
Representative insured person
· $0.00X per $1,000.00 of guaranteed coverage.
· The representative insured person is age XX.
· The rates shown for the representative insured person are
for the first rider year.

Additional Insured Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [9]
Additional Insured	· On each Monthly	Range from
Rider Charge [11]	Processing Date.	· $0.02 to $83.33 per $1,000.00 of rider benefit.

Representative insured person
· $0.0X per $1,000.00 of rider benefit.
· The representative insured person is a ______, age XX in
the risk class.
· The rates shown for the representative insured person are
for the first rider year.

9

These tables show the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

10

The rates for this rider vary based on the insured person’s age at issue. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

11

The rates for this rider vary based on the additional insured person’s age, gender and risk class and generally increase with age. The rates shown for the representative insured person are for the first rider year. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

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Optional Rider Fees and Charges (continued).

Adjustable Term Insurance Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [12]
Adjustable Term	· On each Monthly	Range from
Insurance Rider Cost	Processing Date.	· $0.02 to $83.33 per $1,000.00 of rider benefit.
of Insurance
Charge [13]		Representative insured person
· $0.XX per $1,000.00 rider benefit.
· The representative insured person is a ____, age XX.
· The rates shown for the representative insured person are
for the first rider year.

Adjustable Term	· On each Monthly	Range from
Insurance Rider	Processing Date.	· $0.01 to $2.73 per $1,000.00 of the difference between
Administrative		the Target Death Benefit and the Stated Death Benefit.
Charge [14]
Representative insured person
· $0.0X per $1,000.00 rider benefit.
· The representative insured person is a ____, age XX in the risk class and fully underwritten.
· The rates shown for the representative insured person are
for the first rider year.

Guaranteed Minimum Accumulation Benefit Rider

Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [12]
Guaranteed	· On each Monthly	· 0.10% (1.15% on an annual basis) of the minimum
Minimum	Processing Date during	accumulation value. [15]
Accumulation	the guarantee period.
Benefit Rider Charge

12

These tables show the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the guaranteed maximum charges shown, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

13

The rates for this rider vary based on rider duration and the insured person’s age, gender, underwriting type and risk class and generally increase each year. The rates shown for the representative insured person are for the first rider year. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

14

The rates for this rider vary based on rider duration and the insured person’s gender, underwriting type and risk class and generally decrease after the fifth and tenth rider years. The rates shown for the representative insured person are for the first rider year. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

15

The minimum accumulation value equals the sum of all premium payments we have received for the policy and attached riders minus all partial withdrawals and all fees and charges deducted from your Account Value (or that may have been waived under the provisions of the policy or another rider), with the result accrued at an annual interest rate that may vary by policy year. The monthly percentage shown has been rounded up to the nearest tenth of one percent and the actual percentage charged is lower than this rounded amount. See Guaranteed Minimum Accumulation Benefit Rider, page 50, for more detail about the features and benefits of and charge for this rider, (including the unrounded monthly amount of the charge).

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Optional Rider Fees and Charges (continued).

Lifetime Guaranteed Death Benefit Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [16]
Lifetime Death	· On each Monthly	Range from
Benefit Guarantee	Processing Date during	· $0.02 to $0.06 per $1,000.00 of guaranteed coverage.
Charge [17]	the guarantee period.
Representative insured person
· $0.0X per $1,000.00 of guaranteed coverage.
· The representative insured person is age XX.
· The rates shown for the representative insured person are
for the first rider year.

Waiver of Cost of Insurance Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [16]
Waiver of Cost of	· On each Monthly	Range from
Insurance Rider	Processing Date.	· $3.82 to $19.48 per $100.00 of rider coverage.
Charge [18]
Representative insured person
· $X.XX per $100.00 of rider coverage.
· The representative insured person is age XX.
· The rates shown for the representative insured person are
for the first rider year.

16

These tables show the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

17

The rates for this rider vary based on the insured person’s age at issue. The rates shown for the representative insured person are for the first rider year and they generally increase thereafter. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

18

The rates for this rider vary based on several factors that may include rider duration and the insured person’s age. Rates generally increase each year after the first rider year until age 59 and generally decrease thereafter. The rates shown for the representative insured person are for the first rider year, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

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Optional Rider Fees and Charges (continued).

Waiver of Specified Premium Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [19]
Waiver of Specified	· On each Monthly	Range from
Premium Rider	Processing Date.	· $1.70 to $25.40 per $100.00 of rider coverage.
Charge [20]
Representative insured person
· $X.XX per $100.00 of rider coverage.
· The representative insured person is age XX and fully
underwritten.
· The rates shown for the representative insured person are for the first rider year.

Fund Fees and Expenses. The following table shows the minimum and maximum total annual fund expenses that you may pay during the time you own the policy [expenses to be added by amendment]. Fund expenses vary from fund to fund and may change from year to year. For more detail about a fund’s fees and expenses, review the fund’s prospectus. See also Fund Fees and Expenses, page 34.

	Minimum	Maximum
Total Annual Fund Expenses (deducted from fund assets) [21]	0.XX%	X.XX%

Total annual fund expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares.

If a fund is structured as a “fund of funds,” total annual fund expenses also include the fees associated with the funds in which it invests. Because of this a fund that is structured as a “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities. For a list of the “fund of funds” available through the policy, see the chart of funds available through the Separate Account on page 18.

19

This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

20

The rates for this rider vary based on various factors that may include the insured person’s age and/or underwriting type. Rates generally increase each year after the first rider year until age 59 and generally decrease thereafter. The rates shown for the representative insured person are for the first rider year, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

21

Some funds that are available through the policy have contractual arrangements to waive and/or reimburse certain fund fees and expenses. The minimum and maximum total annual fund expenses shown above do not reflect any of these waiver and/or reimbursement arrangements.

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How the Policy Works

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     THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTEED

INTEREST DIVISION

Security Life of Denver Insurance Company

We are a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 1290 Broadway, Denver, Colorado 80203-5699.

We are a wholly owned indirect subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. ING Groep N.V. is headquartered in Amsterdam, The Netherlands. Although we are an indirect subsidiary of ING Groep N.V., ING Groep N.V. is not responsible for the obligations under the policy. The obligations under the policy are solely the responsibility of Security Life of Denver Insurance Company.

As part of a restructuring plan approved by the European Commission, ING Groep N.V. has agreed to separate its banking and insurance businesses by 2013. ING Groep N.V. intends to achieve this separation by divestment of its insurance and investment management operations, including the company. ING Groep N.V. has announced that it will explore all options for implementing the separation including initial public offerings, sales or a combination thereof.

We are also a member of the Insurance Marketplace Standards Association (“IMSA”). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

Regulatory Developments – The Company and the Industry

As with many financial services companies, the company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the company and its affiliates have been and are providing full cooperation.

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Insurance and Retirement Plan Products and Other Regulatory Matters.

Federal and state regulators and self regulatory agencies are also conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations and have cooperated and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the company is engaged. In light of these and other developments, U.S. affiliates of ING, including the company, periodically review whether modifications to their business practices are appropriate.

Investment Product Regulatory Issues. Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain affiliates of the company and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the company with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

Action has been or may be taken by regulators with respect to the company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the company.

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Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Department of Labor and the Internal Revenue Service (“IRS”). For example, U.S. federal income tax law imposes certain requirements relating to product design, administration and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. See TAX CONSIDERATIONS, page 70, for further discussion of some of these requirements. Failure to administer certain product features could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance product design, offering and distribution and administration. Failure to meet any of these complex tax, securities or insurance requirements could subject the company to administrative penalties imposed by a particular governmental or self regulatory authority and unanticipated claims and costs associated with remedying such failure. Additionally, such failure could harm the company’s reputation, interrupt the company’s operations or adversely impact profitability.

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include Subaccounts of the Separate Account and the Guaranteed Interest Division. The investment performance of a policy depends on the performance of the investment options you choose.

The Separate Account

We established Security Life Separate Account L1 on November 3, 1993, as one of our separate accounts under the laws of the State of Colorado. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).

We own all of the assets of the Separate Account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses credited to, or charged against, the Separate Account reflect the investment experience of the Separate Account and not the investment experience of our other assets. Additionally, Colorado law provides that we cannot charge the Separate Account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the Separate Account assets will be used first to pay Separate Account policy claims. Only if Separate Account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors. All guarantees and benefits provided under the policy are subject to the claims paying ability of the company and our general account.

The Separate Account is divided into Subaccounts. Each Subaccount invests in a corresponding mutual fund. When you allocate premium payments to a Subaccount, you acquire Accumulation Units of that Subaccount. You do not invest directly in or hold shares of the mutual funds when you allocate premium payments or Account Value to the Subaccounts of the Separate Account.

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Funds Available Through the Separate Account. The following chart lists the mutual funds that are available through the Separate Account.

Certain of these mutual funds are structured as “fund of funds.” A “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. The “fund of funds” available through the policy are identified below.

Funds Available Through the Separate Account

· American Funds® – Growth Fund (Class 2)
· American Funds® – Growth-Income Fund (Class 2)
· American Funds® – International Fund (Class 2)
· BlackRock Global Allocation V.I. Fund (Class III)
· Fidelity® VIP Contrafund® Portfolio (Service Class)
· Fidelity® VIP Equity-Income Portfolio (Service Class)
· ING Artio Foreign Portfolio (Class I)
· ING BlackRock Health Sciences Opportunities Portfolio (Class I)
· ING BlackRock Large Cap Growth Portfolio (Class I)
· ING Clarion Global Real Estate Portfolio (Class S)
· ING DFA Global Allocation Portfolio (Class I) [1]
· ING DFA World Equity Portfolio (Class I) [1]
· ING FMRSM Diversified Mid Cap Portfolio (Class I)
· ING Franklin Templeton Founding Strategy Portfolio (Class I) [1]
· ING Global Resources Portfolio (Class I)
· ING Invesco Van Kampen Growth and Income Portfolio (Class S)
· ING JPMorgan Emerging Markets Equity Portfolio (Class I)
· ING JPMorgan Small Cap Core Equity Portfolio (Class I)
· ING Large Cap Growth Portfolio (Class I)
· ING Limited Maturity Bond Portfolio (Class S)
· ING Liquid Assets Portfolio (Class S)
· ING MFS Total Return Portfolio (Class I)
· ING MFS Utilities Portfolio (Class S)
· ING Marsico Growth Portfolio (Class I)
· ING PIMCO Total Return Bond Portfolio (Class I)
· ING Pioneer Fund Portfolio (Class I)
· ING Pioneer Mid Cap Value Portfolio (Class I)
· ING Retirement Growth Portfolio (Class I) [1]
· ING Retirement Moderate Growth Portfolio (Class I) [1]
· ING Retirement Moderate Portfolio (Class I) [1]
· ING T. Rowe Price Capital Appreciation Portfolio (Class I)	· ING T. Rowe Price Equity Income Portfolio (Class I)
· ING T. Rowe Price International Stock Portfolio (Class I)
· ING U.S. Stock Index Portfolio (Class I)
· ING Baron Small Cap Growth Portfolio (Class I)
· ING Columbia Small Cap Value Portfolio II (Class I)
· ING Global Bond Portfolio (Class S)
· ING Invesco Van Kampen Comstock Portfolio (Class I)
· ING Invesco Van Kampen Equity and Income Portfolio (Class I)
· ING JPMorgan Mid Cap Value Portfolio (Class I)
· ING Oppenheimer Global Portfolio (Class I)
· ING Pioneer High Yield Portfolio (Class I)
· ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Class I)
· ING UBS U.S. Large Cap Equity Portfolio (Class I)
· ING Balanced Portfolio (Class I)
· ING Intermediate Bond Portfolio (Class I)
· ING Growth and Income Portfolio (Class I)
· ING Index Plus LargeCap Portfolio (Class I)
· ING Index Plus MidCap Portfolio (Class I)
· ING Index Plus SmallCap Portfolio (Class I)
· ING International Index Portfolio (Class S)
· ING RussellTM Large Cap Growth Index Portfolio (Class I)
· ING RussellTM Large Cap Index Portfolio (Class I)
· ING RussellTM Large Cap Value Index Portfolio (Class I)
· ING RussellTM Mid Cap Growth Index Portfolio (Class I)
· ING RussellTM Small Cap Index Portfolio (Class I)
· ING Small Company Portfolio (Class S)
· ING U.S. Bond Index Portfolio (Class I)
· ING SmallCap Opportunities Portfolio (Class I)
· M Business Opportunity Value Fund [2]
· M Capital Appreciation Fund [2]
· M International Equity Fund [2]
· M Large Cap Growth Fund [2]
· Neuberger Berman AMT Socially Responsive Portfolio® (Class I)

1	These funds are structured as “fund of funds.” See the Fund Fees and Expenses table on page 13 and the Fund Fees and Expenses section on page 34 for more information about “fund of funds.”
2	The M Funds are only available through broker/dealers associated with the M Financial Group.

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See Appendix B to this prospectus for more information about the mutual funds available through the Separate Account, including information about each fund’s investment adviser/subadviser and investment objective. More detailed information about each fund, including information about their investment risks and fees and expenses, can be found in the fund’s current prospectus and Statement of Additional Information. You may obtain these documents by contacting us at our Customer Service Center.

A mutual fund available through the Separate Account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, fees and expenses and performance of a fund available through the Separate Account is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each Subaccount’s assets in shares of a corresponding mutual fund. We are the legal owner of the fund shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund’s current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund’s shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions. This means that instructions from a small number of shareholders can determine the outcome of a vote. There is no minimum number of shares for which we must receive instructions before we vote the shares.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to those Subaccounts in which you have invested assets as of the record date set by the fund’s Board for the shareholders meeting. We determine the number of fund shares in each Subaccount of your policy by dividing your Separate Account Value in that Subaccount by the net asset value of one share of the matching fund.

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Right to Change the Separate Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our Separate Account with respect to some or all classes of policies:

Change the investment objective;
Offer additional Subaccounts that will invest in funds we find appropriate for policies we issue;
Eliminate Subaccounts;
Combine two or more Subaccounts;

Close Subaccounts. We will notify you in advance by a supplement to this prospectus if we close a Subaccount. If a Subaccount is closed or otherwise is unavailable for new investment, unless you provide us with alternative allocation instructions, all future premiums directed to the Subaccount that was closed or is unavailable may be automatically allocated among the other available Subaccounts according to your most recent allocation instructions. If your most recent allocation instructions do not include any available Subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our Customer Service Center. See also the Transfers section of this prospectus, page 60, for information about making Subaccount allocation changes;

Substitute a new mutual fund for a fund in which a Subaccount currently invests. A substitution may become necessary if, in our judgment: >     A fund no longer suits the purposes of your policy;
>     There is a change in laws or regulations;
>     There is a change in the fund’s investment objectives or restrictions;
>     The fund is no longer available for investment; or
>     Another reason we deem a substitution is appropriate.

In the case of a substitution, the new mutual fund may have different fees and charges than the fund it replaced;
Transfer assets related to your policy class to another Separate Account;
Withdraw the Separate Account from registration under the 1940 Act;
Operate the Separate Account as a management investment company under the 1940 Act;
Cause one or more Subaccounts to invest in a mutual fund other than, or in additional to, the funds currently available;
Stop selling the policy;
End any employer or plan trustee agreement with us under the agreement’s terms;
Limit or eliminate any voting rights for the Separate Account; or
Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC and approved, if necessary, by the appropriate state insurance department(s). We will notify you of changes. If you wish to transfer the amount you have in the affected Subaccount to another Subaccount or to the Guaranteed Interest Division, you may do so free of charge. Just notify us at our Customer Service Center.

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The Guaranteed Interest Division

You may allocate all or a part of your Net Premium and transfer your Net Account Value into the Guaranteed Interest Division. We declare the interest rate that applies to all amounts in the Guaranteed Interest Division. Although the interest rate will change over time, the interest rate will never be less than 3.00%. Additionally, we guarantee that the interest rate will not change more frequently than every policy anniversary. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the Guaranteed Interest Division on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the Guaranteed Interest Division.

Your Guaranteed Interest Division Value equals the Net Premium you allocate to the Guaranteed Interest Division, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your Account Value.

The Guaranteed Interest Division guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the Guaranteed Interest Division under the Securities Act of 1933, as amended (“1933 Act”). Also, we have not registered the Guaranteed Interest Division or the general account as an investment company under the 1940 Act (because of exemptive and exclusionary provisions). This means that the general account, the Guaranteed Interest Division and interests in it are generally not subject to regulation under these Acts. All guarantees and benefits provided under the policy are subject to the claims paying ability of the company and our general account.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard ING VUL-CV variable universal life insurance policy. The policy provides death benefits, values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

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If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

We and our affiliates offer various other products with different features and terms than the policy offered through this prospectus and that may offer some or all of the same funds. These products have different benefits, fees and charges and may or may not better match your needs. Please note that some of the company’s management personnel and certain other employees may receive a portion of their employment compensation based on the amount of Account Value allocated to funds affiliated with ING. You should be aware that there may be alternative products available, and if you are interested in learning more about these other products, contact our Customer Service Center or your agent/registered representative.

Underwriting

We offer policies using full, simplified issue or guaranteed issue underwriting.

On the fully underwritten application you will provide us with certain health and other necessary information. Upon receipt of an application, we will follow our underwriting procedures to determine whether the proposed insured person is insurable by us. Before we can make this determination, we may need to request and review medical examinations and other information about the proposed insured person. Through our underwriting process we also determine the risk class for the proposed insured person if the application is accepted. Risk class is based on such factors as the proposed insured person’s age, gender, health and occupation. Risk class will impact the cost of insurance rates you will pay and may also affect premiums and other policy fees, charges and benefits.

We offer policies using simplified issue or guaranteed issue underwriting up to a preset amount of coverage with reduced evidence of insurability as compared to fully underwritten policies. More evidence of insurability is required for policies using full underwriting than simplified issue underwriting and even less evidence is required for policies using guaranteed issue underwriting.

Simplified issue and guaranteed issue underwriting is available for policies covering certain individuals in group or sponsored arrangements. Eligibility requires that each proposed insured person:

  Is actively at work at least 30 hours per week performing normal duties;

  Has been currently employed and actively at work for the past 90 days;

  Must answer certain health related questions and may be required to provide certain medical information;

  Must indicate tobacco use, type and frequency. Tobacco use includes use of any substance in the past 12 months that contains nicotine; and

  Must consent to be insured.

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Policies using simplified issue or guaranteed issue underwriting are guaranteed issue policies. Whether a guaranteed issue policy will require simplified issue underwriting will depend on the nature of the individuals in the group or sponsored arrangement to be covered and such factors as the proposed insured person’s age and/or health and the amount of coverage. A proposed insured can be rated or excluded from coverage based on, among other things, serious illness, hospitalization, employment status and/or citizenship.

All guaranteed issue policies carry different mortality risks compared to policies that are fully underwritten, and the cost of insurance, policy charge and administrative charge may be greater for guaranteed issue policies than fully underwritten policies. A guaranteed issue policy’s fees and charges do not vary, however, depending on whether simplified issue and guaranteed issue underwriting is used.

Generally, on a current basis, the overall charges are higher for a guaranteed issue policy than for a similar fully underwritten policy. This means that an insured person in a group or sponsored arrangement that uses guaranteed issue underwriting could get individual fully underwritten insurance coverage at a lower overall cost.

We reserve the right to reject an application for any reason permitted by law. If an application is rejected, any premium received will be returned without interest.

Purchasing a Policy

To purchase a policy you must submit an application to us. On that application you will, among other things, select:

  The amount of your Target Death Benefit (which generally must be at least $50,000.00);

  Your initial death benefit option;

  The death benefit qualification test to apply to your policy (we may limit the amount of coverage we will issue on the life of the insured person when the cash value accumulation test is chosen); and

  Any riders or optional benefits.

The “Policy Date” is the date coverage under the policy begins and is the date from which we measure policy years, policy months, policy anniversaries and the Monthly Processing Date. The “insured person” is the person on whose life we issue the policy, and the insured person generally can be no more than age 85 (70 for guaranteed issue policies) on the Policy Date. “Age” under the policy means the insured person’s age on the birthday nearest to the Policy Date. From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured. We may also set a minimum age to issue a policy.

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You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy. Except for cash on delivery policies, we generally will not reissue a policy to change the Policy Date.

Important Information About the Adjustable Term Insurance Rider. It may be to your economic advantage to include part of your insurance coverage under the Adjustable Term Insurance Rider. Working with your agent/registered representative, consider the factors described in the Adjustable Term Insurance Rider section of this prospectus, page 46, when deciding the appropriate usage of the Adjustable Term Insurance Rider for your particular situation.

Premium Payments

Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:

  We may refuse to accept any premium less than $25.00;

  You cannot pay additional premiums after age 121 (except amounts required to keep the policy from lapsing);

  We may refuse to accept any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;

  We may refuse to accept any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and

  We may refuse to accept any premium that does not comply with our anti-money laundering program. See Anti-Money Laundering, page 81.

After we deduct the premium expense charge from your premium payments, we apply the Net Premium to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Your initial premium must be sufficient to keep your policy in force from the Policy Date through the Investment Date. The “Investment Date” is the first date we apply the Net Premium to your policy.

Scheduled Premium. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy schedule pages, is the amount you intend to pay over a certain time period. You may schedule premiums to be paid monthly, quarterly, semiannually or annually. Payment of the scheduled premium does not guarantee that your policy will not lapse, and you may need to pay additional premiums to keep your policy in force. You may receive premium reminder notices for the scheduled premium you selected. You are not required to pay the scheduled premium.

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You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.

If you have an optional Guaranteed Death Benefit Rider, to keep the rider in force your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See Guaranteed Death Benefit Riders, page 43.

Unscheduled Premium Payments. Generally speaking, you may make unscheduled premium payments at any time, however:

  We may refuse to accept any premium less than $25.00;

  You cannot pay additional premiums after age 121 (except amounts required to keep the policy from lapsing);

  We may refuse to accept or limit the amount of an unscheduled premium payment if it would result in an increase in the amount of the Base Death Benefit required by the federal income tax law definition of life insurance.
  We may require satisfactory evidence that the insured person is insurable according to our normal underwriting rules for the applicable risk class and rating at the time that you make the unscheduled premium payment if the Base Death Benefit is increased due to an unscheduled premium payment;

  We may require satisfactory evidence that the insured person is insurable according to our normal underwriting rules for the applicable risk class and rating at the time that you make the unscheduled premium payment if an unscheduled premium payment will cause the net amount at risk to increase;

  We will return premium payments that would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy; and

  Our acceptance of an unscheduled premium payment may be subject to certain issue limitations and conditioned on the availability of reinsurance coverage.

Satisfactory evidence of insurability may include receipt of an application and required medical information.

Target Premium. Target premium for each Segment of Stated Death Benefit is actuarially determined based on the age and gender of the insured person. The target premium is used to determine your premium expense charge and the sales compensation we pay. Payment of the target premium does not guarantee that your policy will not lapse, and you may need to pay additional premiums to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for each Segment of Stated Death Benefit under your policy is shown in your policy schedule pages. Target premium is not based on your scheduled premium.

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Premium Payments Affect Your Coverage. Unless you have an optional Guaranteed Death Benefit Rider, your coverage lasts only as long as you have a positive Net Account Value that is enough to pay the periodic fees and charges due each month. If you do not meet this requirement, your policy will enter a 61-day grace period and you must make a sufficient premium payment to keep your policy from lapsing. See Lapse, page 69.

Allocation of Net Premium. Until the Investment Date when your initial Net Premium is allocated as described below, we hold premiums in a general suspense account. Premiums held in this suspense account do not earn interest.

We apply the initial Net Premium to your policy on the Investment Date after all of the following conditions have been met:

  We receive the required initial premium;

  All issue requirements have been received by our Customer Service Center; and

  We approve your policy for issue.

Amounts you designate for the Guaranteed Interest Division will be allocated to that division on the Investment Date. If your state requires return of your premium if you return your policy during the right to examine period, we initially invest amounts you have designated for the Subaccounts of the Separate Account in the Subaccount that invests in the ING Liquid Assets Portfolio. We later transfer these amounts from this Subaccount to the available Subaccounts that you have selected based on your most recent premium allocation instructions. This transfer occurs after the initial period, which is five days after the date we mailed your policy to you plus the length of your state’s right to examine period.

If your state provides for return of your Account Value if you return your policy during the right to examine period (or provides no right to examine period), we allocate amounts you designated for the Subaccounts of the Separate Account directly into those Subaccounts.

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All Net Premiums we receive after the initial period are allocated to your policy on the Valuation Date of their receipt in good order. We will allocate Net Premiums to the available Subaccounts using your most recent premium allocation instructions specified in percentages stated to the nearest tenth and totaling 100.00%. If your most recent premium allocation instructions includes a mutual fund that corresponds to a Subaccount that is closed to new investment (we will notify you in advance by a supplement to this prospectus if we close a Subaccount) or is otherwise unavailable, Net Premium received that would have been allocated to the Subaccount corresponding to the closed or otherwise unavailable mutual fund may be automatically allocated among the other available Subaccounts according to your most recent allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our Customer Service Center. Your failure to provide us with alternative allocation instructions before we return your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 69, for more information about how to keep your policy from lapsing. See also Reinstatement, page 70, for more information about how to put your policy back in force if it has lapsed.

Right to Examine Period

You have the right to examine your policy and return it to us for a refund (for any reason) within the period shown in the policy. The period during which you have this right is called the right to examine period and starts on the date you receive your policy. If you request a right to examine refund or return your policy to us within the right to examine period, we cancel it as of your Policy Date.

If you cancel your policy during the right to examine period, you will receive a refund as determined by state law. Generally, there are two types of right to examine refunds:

  Refund of all premium we have received from you; or

  Refund of your Account Value plus a refund of all charges deducted.

The type of right to examine refund that applies to you will be specified in your policy. The type of refund will affect the allocation of premiums received before the end of the right to examine period. See Allocation of Net Premium, page 26.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance coverage for which you applied, up to $1,000,000.00, which includes other in-force coverage you have with us.

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Temporary insurance coverage begins when all of the following events have occurred:

  You have completed and signed our temporary insurance coverage form;

  We have received and accepted a premium payment of at least your scheduled premium (selected on your application); and

  The necessary parts of the application are complete.

Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:

  Five days after we mail the premium refund to the address on your application;

  Five days after we mail notice of termination to the address on your application;

  Your Policy Date;

  The date we refuse to issue a policy based on your application; or

  90 days after you sign our temporary life insurance coverage form.

There is no death benefit under the temporary insurance coverage if any of the following events occur:

  There is a material misrepresentation in your answers on the temporary insurance coverage form;

  There is a material misrepresentation in statements on your application;

  The person or persons intended to be insured die by suicide or self-inflicted injury; or

  The bank does not honor your premium check or authorized withdrawal.

During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. If a policy is not issued and temporary coverage ends, any premium received will be returned without interest. See Allocation of Net Premium, page 26.

Fees and Charges

We deduct fees and charges under the policy to compensate us for:

  Providing the insurance benefits of the policy (including any rider benefits);

  Administering the policy;

  Assuming certain risks in connection with the policy; and

  Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payment of sales expenses.

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Transaction Fees and Charges

We deduct the following transaction fees and charges from your Account Value each time you make certain transactions.

Premium Expense Charge. We deduct a premium expense charge from each premium payment we receive.

Segment Year	Premium Expense Charge for Amounts up to Target Premium	Premium Expense Charge for Amounts in Excess of Target Premium
1 2 +	9.00% 4.50%	6.00% 3.00%

This charge helps offset:

  The expenses we incur in selling the policy;

  The costs of various state and local taxes. We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state; and

  The cost associated with the federal income tax treatment of our deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

Premium received for each coverage Segment will incur a premium expense charge based on the Segment year in which the premium is received. A Segment is a piece of death benefit coverage and Segment years are measured from the beginning of each Segment effective date. Premium received is allocated to each Segment of death benefit coverage pro-rata, based on the target premium for each coverage Segment. Premium expense charge rates decline after the first Segment year.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is $10.00. We deduct the partial withdrawal fee proportionately from your Guaranteed Interest Division and Separate Account values that remain after the partial withdrawal.

This fee helps offset the expenses we incur when processing a partial withdrawal.

Surrender Charge. We deduct a surrender charge during the first ten Segment years when you:

  Surrender your policy;

  Allow your policy to lapse;

  Decrease your Stated Death Benefit; or

  Take a partial withdrawal that decreases the amount of your Stated Death Benefit.

The amount of the surrender charge depends on the amount of Stated Death Benefit surrendered or decreased and the surrender charge rates.

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When you purchase a policy or increase your Stated Death Benefit, we set surrender charge rates based on the age and gender of the insured person. Surrender charges apply for the first ten years of each Segment of Stated Death Benefit. Surrender charge rates generally decline beginning in the fourth Segment year and reach zero beginning in the eleventh Segment year. Each coverage Segment will have its own set of surrender charge rates which will apply only to that Segment. See Changes in the Amount of Your Insurance Coverage, page 37. The maximum rates that apply to you will be set forth in your policy. See the Transaction Fees and Charges table beginning on page 8 for the minimum and maximum surrender charge rates and the rates for a representative insured person.

For full surrenders, you will receive the Surrender Value of your policy. For decreases in the amount of Stated Death Benefit, the surrender charge will reduce your Account Value. If there are multiple Segments of Stated Death Benefit, the coverage decreases and surrender charges assessed will be processed on a pro rata basis.

In the early policy years the surrender charge may exceed the Account Value because the surrender charge may be more than the cumulative premiums paid minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

The surrender charge helps offset the expenses we incur in issuing and distributing the policy.

Excess Illustration Fee. We currently do not assess this fee, but unless not permitted under state law, we reserve the right to assess a fee of up to $25.00 for each policy illustration that you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.

Redemption Fees. If applicable, we may deduct from your Account Value the amount of any redemption fees imposed by the underlying mutual funds as a result of partial withdrawals, transfers or other transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Account Value.

Periodic Fees and Charges

We deduct the following periodic fees and charges from your Account Value on the Monthly Processing Date. The first Monthly Processing Date is the Policy Date, or the Investment Date, if later. Subsequent Monthly Processing Dates are the same date each month as your Policy Date. If that date is not a Valuation Date, then the Monthly Processing Date is the next Valuation Date.

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At any time you may choose one investment option from which we will deduct your periodic fees and charges. If you do not choose the investment option or the amount in your chosen investment option is not enough to cover the periodic fees and charges, then your periodic fees and charges are taken from the Subaccounts and Guaranteed Interest Division in the same proportion that your value in each has to your Net Account Value.

Cost of Insurance. Each month we deduct a cost of insurance charge equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each Segment of your Stated Death Benefit. The net amount at risk as calculated on each Monthly Processing Date equals the difference between:

  Your current Base Death Benefit, discounted to take into account one month’s interest earnings at an assumed 3.00% annual interest rate; and

  Your Account Value minus the periodic fees and charges due on that date, other than cost of insurance charges.

Monthly cost of insurance rates are based on the insured person’s age at issue and each date you increase your insurance coverage (a “Segment date”), gender, underwriting type, risk class and Segment year. They will not, however, be greater than the guaranteed maximum cost of insurance rates shown in the policy, which are based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Unismoke, Ultimate Mortality Tables, age nearest birthday. We will apply unisex rates where appropriate under the law. This currently includes policies issued in the state of Montana and policies issued to employers or employee organizations in connection with employment related insurance or benefit programs. The maximum rates that apply to you will be set forth in your policy. See the Periodic Fees and Charges table beginning on page 8 for the maximum guaranteed cost of insurance rates and the rates for a representative insured person.

Separate cost of insurance rates apply to each Segment of your Stated Death Benefit. The maximum rates for the initial Segment and each new Segment of your Stated Death Benefit will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the insured person. The net amount at risk is affected by the same factors that affect your Account Value, namely:

  The Net Premium applied to your policy;

  The fees and charges we deduct;

  Any partial withdrawals you take;

  Interest earnings on the amounts allocated to the Guaranteed Interest Division;

  Interest earned on amounts held in the Loan Division; and

  The investment performance of the funds underlying the Subaccounts of the Separate Account.

We calculate the net amount at risk separately for each Segment of your Stated Death Benefit. We allocate the net amount at risk to Segments of the Base Death Benefit in the same proportion that each Segment has to the total Base Death Benefit as of the Monthly Processing Date.

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There are no cost of insurance charges during the continuation of coverage period.

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying Death Benefit Proceeds that may be more than your Account Value.

Mortality and Expense Risk Charge. Each month we may deduct from your Account Value a mortality and expense risk charge based on the amount invested in the Separate Account according to the following rates:

Percentage of the Amount Invested in the Separate Account
Current	Guaranteed
0.00%	0.025% (0.30% on an annual basis)

This charge, if assessed, will help compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is the risk that insured people, as a group, may live less time than we estimated. The expense risk is the risk that the costs of issuing and administering the policies and operating the Subaccounts of the Separate Account are greater than we estimated.

Policy Charge. Each month we deduct a policy charge. This charge varies based on underwriting type, duration and the amount of Stated Death Benefit. The current policy charge each month for policies with at least $100,000.00 in Stated Death Benefit is as follows:

	Fully Underwritten	Regular Guaranteed Issue	Select Guaranteed Issue
Policy Years
	Current	Current	Current
1-5 6-10 11-20 21 +	$30.00 $15.00 $10.00 $8.00	$30.00 $30.00 $20.00 $20.00	$30.00 $15.00 $15.00 $15.00

The guaranteed policy charge for all policies with at least $100,000.00 in Stated Death Benefit and the current and guaranteed policy charge for all policies with less than $100,000.00 in Stated Death Benefit is $30.00 per month in all policy years.

This charge helps compensate us for the costs associated with:

  Processing applications;

  Conducting medical examinations;

  Establishing policy records; and

  Underwriting.

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Administrative Charge. Each month we deduct an administrative charge equal to our current monthly administrative charge rates multiplied by the amount of your Stated Death Benefit for each Segment divided by 1,000. We calculate the administrative charge separately for each Segment of your Stated Death Benefit. The monthly administrative charge rates vary depending on the Segment duration and the insured person’s age, gender, underwriting type and risk class and generally decrease after the fifth and tenth Segment years. The rates that apply to you will be set forth in your policy. See the Periodic Fees and Charges table beginning on page 8 for the minimum and maximum administrative charge rates and the rates for a representative insured person.

This charge helps offset the costs we incur in administering the policy, including costs associated with:

  Billing and collecting premiums;

  Processing claims and policy transactions;

  Keeping records;

  Reporting and communicating with policy owners; and

  Our overhead and other expenses.

Rider Fees and Charges

There are separate transaction charges if you choose to exercise any of the automatic rider benefits that come with your policy. See the Transaction Fees and Charges table beginning on page 8 and the Automatic Rider Benefits section on page 53 for more information about the transaction charges associated with the automatic rider benefits.

There are separate monthly fees and charges for optional rider benefits. See the Optional Rider Fees and Charges table beginning on page 10 and the Optional Rider Benefits section on page 44 for more information about the optional rider benefits and the applicable fees and charges.

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, employees of our affiliates, our appointed sales agents and certain family members of each of these groups of individuals);

  Corporate or business policy owners/purchasers (including sales related to a corporate or business policy owner’s election to substitute one insured person who is an employee for another); or

  Our policyholders or the policyholders of our affiliated companies.

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Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

Fund Fees and Expenses

As shown in the fund prospectuses and described in the Fund Fees and Expenses table on page 13 of this prospectus, each underlying mutual fund deducts management fees from the amounts allocated to the fund. In addition, each underlying mutual fund deducts other expenses, which may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Furthermore, certain underlying mutual funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.

You should evaluate the expenses associated with the underlying mutual funds available through this policy before making a decision to invest.

The company may receive substantial revenue from each of the underlying mutual funds or from the funds’ affiliates, although the amount and types of revenue vary with respect to each of the funds offered through the policy. This revenue is one of several factors we consider when determining the policy fees and charges and whether to offer a fund through our policies. Fund revenue is important to the company’s profitability, and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

Assets allocated to affiliated funds, meaning mutual funds managed by Directed Services LLC or another company affiliate, generate the largest dollar amount of revenue for the company. Affiliated funds may also be subadvised by a company affiliate or by an unaffiliated third party. Assets allocated to unaffiliated funds, meaning funds managed by an unaffiliated third party, generate lesser, but still substantial, dollar amounts of revenue for the company. The company expects to earn a profit from this revenue to the extent it exceeds the company’s expenses, including the payment of sales compensation to our distributors.

Types of Revenue Received from Affiliated Funds. The types of revenue received by the company from affiliated mutual funds may include:

  A share of the management fee deducted from fund assets;

  Service fees that are deducted from fund assets; and

  Other revenues that may be based either on an annual percentage of average net assets held in the fund by the company or a percentage of the fund’s management fees.

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These revenues may be received as cash payments or according to a variety of financial accounting techniques that are used to allocate revenue and profits across the organization. In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue may be retained by the affiliated investment adviser and ultimately shared with the company. The company receives additional amounts related to affiliated funds in the form of intercompany payments from the fund’s investment adviser or the investment adviser’s parent. These revenues provide the company with a financial incentive to offer affiliated funds through the policy rather than unaffiliated funds.

Types of Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated mutual funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

The types of revenues received by the company or its affiliates from unaffiliated funds include:

  For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets; and

  Additional payments for administrative, recordkeeping or other services that we provide to the funds or their affiliates, such as processing purchase and redemption requests, and mailing fund prospectuses, periodic reports and proxy materials. These additional payments do not increase directly or indirectly the fees and expenses shown in each fund prospectus. These additional payments may be used by us to finance distribution of the policy.

These revenues are received as cash payments, and if the unaffiliated fund families currently offered through the policy that made cash payments to us were individually ranked according to the total amount they paid to the company or its affiliates in 2010 in connection with the registered variable life insurance policies issued by the company, that ranking would be as follows [ranking to be updated by amendment]:

  American Funds Insurance Series® ; and

  Fidelity® Variable Insurance Product Portfolios.

If the revenues received from the affiliated funds were taken into account when ranking the funds according to the total dollar amount they paid to the company or its affiliates in 2010, the affiliated funds would be at the top of the list.

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In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities may include, but are not limited to, co-branded marketing materials; targeted marketing sales opportunities; training opportunities at meetings; training modules for sales personnel; and opportunities to host due diligence meetings for representatives and wholesalers.

Certain funds may be structured as “fund of funds.” These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. These funds are affiliated funds, and the underlying funds in which they invest may be affiliated as well. The fund prospectuses disclose the aggregate annual operating expenses of each portfolio and its corresponding underlying fund or funds. These funds are identified in the list of funds available through the variable account on page 18.

Please note that certain management personnel and other employees of the company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See Distribution of the Policy, page 86.

Death Benefits

You decide the amount of life insurance protection you need, now and in the future. The Stated Death Benefit is the sum of the coverage Segments under your policy and the amount of your Stated Death Benefit in effect on the Policy Date is your initial coverage Segment. The Stated Death Benefit changes when there is an increase, decrease or a transaction that causes your policy to change.

The Target Death Benefit is an amount of death benefit coverage scheduled by you at issue and is subject to our approval. It may vary by year. If you do not have the Adjustable Term Insurance Rider, the Target Death Benefit in all years is the same as the Stated Death Benefit. Generally, we require a minimum of $50,000.00 of Target Death Benefit to issue your policy. We may lower this minimum for certain group, sponsored or corporate purchasers.

The Total Death Benefit is equal to the Base Death Benefit, plus the death benefit from your Adjustable Term Insurance Rider, if any. It may be to your economic advantage to include part of your insurance coverage under the Adjustable Term Insurance Rider. Talk to your agent/registered representative about the appropriate usage of the Adjustable Term Insurance Rider in your particular situation. See Important Information About the Adjustable Term Insurance Rider, page 24.

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Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, generally you may change the amount of your insurance coverage after the first policy year (first Monthly Processing Date for an increase). The change will be effective on the next Monthly Processing Date after we approve your written request, however changes scheduled for the future will be effective on the applicable policy anniversary.

There may be underwriting or other requirements that must be met before we will approve a change. If we approve your requested change we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we may do this for you.

Changes in the amount of your insurance coverage must be for at least $1,000.00.

You may request an increase in the amount of your insurance coverage, subject to the following:

  Increases after age 90 (age 75 for guaranteed issue and simplified issue policies) are not allowed; and

  Increases are subject to underwriting approval and such approval may be conditioned on certain issue limitations and availability of reinsurance coverage.

See also, Adjustable Term Insurance Rider, page 46.

A requested increase in Stated Death Benefit will cause a new coverage Segment to be created. A Segment is a piece of insurance coverage. Once we create a new Segment, it is permanent unless the law requires differently.

Each new Segment will have:

  A new premium expense charge;

  New cost of insurance charges, guaranteed and current;

  New administrative charges;

  A new incontestability period;

  A new suicide exclusion period;

  A new target premium; and

  A new surrender charge.

If a death benefit option change causes the amount of Stated Death Benefit to increase or decrease, no new Segment is created. Instead, the size of each existing Segment is changed.

In determining the net amount at risk for each coverage Segment, we allocate the net amount at risk among the Segments of Stated Death Benefit in the same proportion that each Segment bears to the total amount of Stated Death Benefit.

Refusal of a scheduled increase or your request to change the amount of your insurance coverage will terminate all future scheduled increases. Certain requests to increase the amount of your insurance coverage may also cancel all future scheduled increases.

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You may decrease the amount of your insurance coverage, however, decreases below the minimum we require to issue you a policy are not allowed.

Decreases in insurance coverage may result in:

  Surrender charges on the amount of the decrease;

  Reduced target premium amounts; and

  Reduced cost of insurance charges.

Decreases in the amount of insurance coverage will first reduce the amount of your Target Death Benefit. We decrease the amount of Stated Death Benefit only after your Adjustable Term Insurance Rider coverage is reduced to zero. If you have more than one Segment, we divide decreases in Stated Death Benefit among your coverage Segments pro rata unless the law requires differently.

We reserve the right not to approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a qualified tax adviser before changing your amount of insurance coverage. See Modified Endowment Contracts, page 73.

Continuation of Coverage

The continuation of coverage feature automatically continues your insurance coverage in force beyond the policy anniversary nearest the insured person’s 121st birthday (the “continuation of coverage period”), unless prohibited by state law. If you do not surrender your policy before this date, on this date:

  The amount of your Target Death Benefit becomes your Stated Death Benefit amount;

  Death Benefit Options 2 and 3 are converted to Death Benefit Option 1, if applicable;

  All riders are terminated;

  Your Net Account Value is transferred into the Guaranteed Interest Division and subsequent transfers into the Subaccounts are not allowed; and

  Dollar cost averaging and automatic rebalancing programs are terminated.

Your insurance coverage continues in force until the death of the insured person, unless the policy lapses or is surrendered. However:

  We accept no further premium payments (excepts amounts required to keep the policy from lapsing); and

  We deduct no further fees and charges except transaction fees and charges, if applicable.

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Partial withdrawals and loans are allowed during the continuation of coverage period. If you have an outstanding loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the outstanding Loan Amount may become greater than your Account Value and cause your policy to lapse. To avoid lapse, you may repay the loan and loan interest during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the Net Account Value. There is no surrender charge during this period. All other normal consequences of surrender apply. See Surrender, page 68.

The continuation of coverage feature may not be available in all states. If a state has approved this feature, it is automatic under your policy. In certain states the death benefit during the continuation of coverage period is the Net Account Value. Contact your agent/registered representative or our Customer Service Center to find out if this feature is available in your state and which type of death benefit applies in your state.

The tax consequences of coverage continuing beyond the insured person’s 100th birthday are uncertain. You should consult a qualified tax adviser as to those consequences. See Continuation of a Policy, page 75.

Death Benefit Qualification Tests

The Death Benefit Proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of either the guideline premium test or the cash value accumulation test.

When you apply for a policy you must choose either the guideline premium test or the cash value accumulation test to make sure your policy complies with the Internal Revenue Code’s definition of “life insurance.” You cannot change this choice once the policy is issued.

Guideline Premium Test. The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your Account Value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to Account Value. The factors for the guideline premium test can be found in Appendix A to this prospectus.

Certain changes to a policy that uses the guideline premium test may allow the payment of premium in excess of the statutory limits in order to keep the policy from lapsing. In this circumstance, any such excess premium will be allocated to the Guaranteed Interest Division in order for the policy to continue to meet the federal income tax definition of life insurance.

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Cash Value Accumulation Test. The cash value accumulation test requires a policy’s Account Value not to exceed at any time the net single premium necessary to fund the policy’s future benefits. Under the cash value accumulation test, there is generally no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to Account Value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person’s age and gender at any point in time, multiplied by the Account Value. A description of how the cash value accumulation test factors are determined can be found in Appendix A to this prospectus.

Which Death Benefit Qualification Test to Choose. The guideline premium test limits the amount of premium that may be paid into a policy. If you do not want to pay premiums in excess of the guideline premium test limitations, you should consider the guideline premium test.

The cash value accumulation test does not limit the amount of premium that may be paid into a policy. If you desire to pay premiums in excess of the guideline premium test limitations you should elect the cash value accumulation test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the death benefit due to growth in Account Value will generally be greater under the cash value accumulation test than under the guideline premium test. Required increases in the death benefit will increase the cost of insurance under the policy, thereby reducing the Account Value. We may limit the amount of coverage we will issue on the life of the insured person when the cash value accumulation test has been chosen.

Death Benefit Options

There are three death benefit options available under the policy. You choose the option you want when you apply for the policy. You may change that choice after your first Monthly Processing Date and before age 121.

Death Benefit Option 1. Under Death Benefit Option 1, the Base Death Benefit is the greater of:

  The amount of Stated Death Benefit; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your Base Death Benefit will remain level unless your Account Value multiplied by the appropriate factor described in Appendix A exceeds the amount of Stated Death Benefit. In this case, your death benefit will vary as the Account Value varies.

With Death Benefit Option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy’s cost of insurance charge. Option 1 also offers insurance coverage at a set amount with potentially lower cost of insurance charges over time.

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Death Benefit Option 2. Under death benefit Option 2, the Base Death Benefit is the greater of:

  The amount of Stated Death Benefit plus your Account Value; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your Base Death Benefit will vary as the Account Value varies, and investment performance will be reflected in your insurance coverage.

Death Benefit Option 2 is not available after age 121. If Death Benefit Option 2 is in effect at age 121, it automatically converts to Death Benefit Option 1. See Continuation of Coverage, page 38.

Death Benefit Option 3. Under Death Benefit Option 3, the Base Death Benefit is the greater of:

  The amount of Stated Death Benefit plus premiums received minus partial withdrawals taken and partial withdrawal fees; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your Base Death Benefit will vary as you pay premiums and take partial withdrawals or if your Account Value multiplied by the appropriate factor described in Appendix A exceeds the amount of Stated Death Benefit plus premiums received minus partial withdrawals taken.

Death Benefit Option 3 is not available after age 121. If Death Benefit Option 3 is in effect at age 121, it automatically converts to Death Benefit Option 1. See Continuation of Coverage, page 38.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your Stated Death Benefit and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Account Value and lower cost of insurance charges, you should choose Death Benefit Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Death Benefit Option 2. If you require a specific death benefit that would include a return of the premium paid, Death Benefit Option 3 may best meet your needs.

Changing Death Benefit Options. On or after the first Monthly Processing Date and before age 121 you may change death benefit options as described below. We may require evidence of insurability under our normal rules of underwriting for some death benefit option changes.

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Changing your death benefit option may reduce or increase the amount of your Stated Death Benefit and Target Death Benefit amounts but it will not change the amount of your Base Death Benefit or Total Death Benefit. We may not approve a death benefit option change if it reduces the total amount of insurance coverage below the minimum we require to issue your policy. The following death benefit option changes are allowed, and on the effective date of the change the amount of your Stated Death Benefit will change as follows:

Change	Change	Stated Death Benefit Following the
From:	To:	Change:
Death	Death	· Your Stated Death Benefit before the
Benefit	Benefit	change minus your Account Value as of the
Option 1	Option 2	effective date of the change.
Death	Death	· Your Stated Death Benefit before the
Benefit	Benefit	change plus your Account Value as of the
Option 2	Option 1	effective date of the change.
· Your Stated Death Benefit before the
Death	Death	change plus the sum of all premium payments
Benefit	Benefit	we have received minus all partial withdrawals
Option 3	Option 1	and partial withdrawal fees you have taken as of
the effective date of the change.

Your death benefit option change is effective on your next Monthly Processing Date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage Segment is created. Instead, the size of each existing Segment is changed. If you change death benefit options, there is no change to the amount of term insurance coverage if you have the Adjustable Term Insurance Rider. See Adjustable Term Insurance Rider, page 46.

We do not impose a surrender charge if a death benefit option change results in a decrease in the amount of your Stated Death Benefit. Additionally, we do not adjust the target premium when you change your death benefit option.

See Surrender Charge, page 29.

If your death benefit option is changed to Death Benefit Option 1 because you exercised the Overloan Lapse Protection Rider, notwithstanding any other information in this section your insurance coverage following the change will equal your Account Value immediately before the change minus the Overloan Lapse Protection Rider charge with the difference multiplied by the appropriate guideline premium test factor described in Appendix A.

Changing your death benefit option may have tax consequences. You should consult a qualified tax adviser before making changes.

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Death Benefit Proceeds

After the insured person’s death, if your policy is in force we pay the Death Benefit Proceeds to the beneficiaries. The beneficiaries are the people you name to receive the Death Benefit Proceeds from your policy. The Death Benefit Proceeds are equal to:

  Your Total Death Benefit; minus

  Any outstanding Loan Amount; minus

  Any outstanding fees and charges incurred before the insured person’s death; minus

  Any outstanding accelerated benefit lien including accrued lien interest.

The death benefit is calculated as of the date of the insured person’s death and will vary depending on the death benefit option you have chosen.

We will pay the Death Benefit Proceeds within seven days of when we receive due proof of the death claim. Due proof of the death claim means we have received:

  Due proof of the Insured’s death;

  Sufficient information to determine the amount of the Death Benefit Proceeds and the identity of the legally entitled beneficiary or beneficiaries; and

  Sufficient evidence that any legal impediments to payment that depend on parties other than us are resolved. Such legal impediments include, but are not limited to, the establishment of guardianships and conservatorships, the appointment and qualification of trustees, executors and administrators and our receipt of information required to satisfy state and federal reporting requirements.

We will pay interest on the Death Benefit Proceeds from the date of the Insured's death to the date of payment. Interest will be at a rate we declare, or at a higher rate required by law.

Guaranteed Death Benefit Riders

The following optional Guaranteed Death Benefit Riders may be available and provide that the policy will not lapse even if the Net Account Value is not enough to pay the periodic fees and charges each month:

  20-Year/Age 65 Guaranteed Death Benefit Rider; and

  Lifetime Guaranteed Death Benefit Rider.

If available, these optional rider benefits may be selected only when you apply for the policy. There may be a separate monthly charge for these rider guarantees. See 20-Year/Age 65 Guaranteed Death Benefit Rider, page 44 and Lifetime Guaranteed Death Benefit Rider, page 51.

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Additional Insurance Benefits

Your policy may include additional insurance benefits, attached by rider. There are two types of riders:

  Those that provide optional benefits that you must select before they are effective; and

  Those that automatically come with the policy.

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following optional riders may have an additional cost, but each rider may be cancelled at any time. Adding or canceling riders may have tax consequences.

See Modified Endowment Contracts, page 73.

20-Year/Age 65 Guaranteed Death Benefit Rider. The 20-Year/Age 65 Guaranteed Death Benefit Rider provides a guarantee that your policy and any Adjustable Term Insurance Rider coverage will not lapse for the greater of 20 years or to age 65 provided:

Your cumulative premium payments minus any partial withdrawals and any outstanding Loan Amount are at least equal to the sum of the guarantee period monthly premium to the next Monthly Processing Date; and

Your Net Account Value meets one of the following diversification requirements:
Your Net Account Value is allocated to at least five investment options with no more than 35.00% invested in any one investment option; or
At least 65.00% of your Net Account Value is allocated to one or more of the ING Retirement portfolios.

Each month during the guarantee period we deduct a charge for this rider based on a rate that varies depending on the issue age of the insured person. See the Optional Rider Fees and Charges table beginning on page 10. The amount of this charge will be determined by dividing the amount of guaranteed coverage by 1,000 and multiplying the result by the rate set forth in your policy. The amount of guaranteed coverage equals the amount of your Target Death Benefit minus your Account Value.

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You should consider the following when deciding whether to add the 20-Year/Age 65 Guaranteed Death Benefit Rider to your policy:

  This rider is available for issue ages 25-75;

  You may add this rider only when you apply for the base policy and the guarantee period begins on the Policy Date;

  The guarantee period annual premium required to keep this rider in effect will be set forth in your policy and will be based on monthly rates that vary according to the insured person’s gender, risk class, age, underwriting type and death benefit option selected;

  If your policy benefits change, the guarantee period annual premium for this rider will also change;

  Transfers between investment options that are made in response to our notice to you that your policy is not sufficiently diversified will not count as transfers for purposes of any limits or restrictions on transfers that we may impose (see Transfers, page 60);

  This rider covers only your base policy and Adjustable Term Insurance Rider, if any. If your policy and any Adjustable Term Insurance Rider are kept in force because of the guarantee under this rider, coverage under all other riders may terminate;

  This rider may not be available for certain risk classes or underwriting types;

  This rider cannot be added to a policy with Death Benefit Option 3 or the Lifetime Guaranteed Death Benefit Rider;

  You may terminate this rider at any time during the guarantee period upon written notice to us;

  A loan may cause the termination of this guarantee because we deduct your outstanding Loan Amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and

  Even if this rider terminates, your policy will not necessarily lapse (see Lapse, page 69).

We will notify you if on any Monthly Processing Date you have not paid enough premium to keep this rider in force or your policy is not sufficiently diversified. This notice will show the amount of premium required to maintain this rider benefit and, if applicable, explain the diversification requirement. If we do not receive the required premium payment or you do not adequately diversify your policy within 61 days from the date of our notice, this rider will terminate. If this rider terminates, it cannot be reinstated.

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Additional Insured Rider. This rider provides death benefits upon the death of an insured person’s spouse or child (or the partner or child if required by the civil union/domestic partnership laws of the state in which your policy is delivered). The additional insured person under this rider can be no older than age 85. You may add up to five Additional Insured Riders to your policy. We require proof of insurability for each additional insured person. Minimum coverage for each additional insured person is $10,000.00 for ages 0 to 14 and $50,000.00 for ages 15 and older. Maximum coverage for all additional insured persons is five times your Stated Death Benefit. There is no defined premium for a given amount of Additional Insured Rider coverage. Instead, we deduct a separate monthly cost of insurance charge from your Account Value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage(s) multiplied by the Additional Insured Rider death benefit(s) in effect as of the Monthly Processing Date. The cost of insurance rates are determined by us from time to time. They are based on the issue age(s), gender(s) and risk class(es) of the additional insured person(s), as well as the length of time since the rider was added to your policy. Rates for this rider will not exceed the levels in the 2001 Commissioner’s Standard Ordinary Sex Distinct, Smoker Distinct Mortality Table. See the Optional Rider Fees and Charges table beginning on page 10 for the minimum rates, maximum rates and the rates for a representative additional insured person.

Adjustable Term Insurance Rider. You may increase the amount of your insurance coverage under the policy by adding coverage under the Adjustable Term Insurance Rider. This rider allows you to schedule the pattern of insurance coverage appropriate for your anticipated needs, with coverage generally not available until the beginning of the second policy year. As the name suggests, the Adjustable Term Insurance Rider adjusts over time to maintain your desired level of Target Death Benefit. Generally, the minimum amount of Target Death Benefit under a policy is $50,000.00.

On the date the Adjustable Term Insurance Rider is added to your policy (the “rider effective date”) the insured person generally can be no more than age 85 (70 for guaranteed issue policies). You specify your amount of Target Death Benefit when you apply for this rider. The amount of Target Death Benefit can be scheduled to change at the beginning of selected policy years. If you schedule increases in your Target Death Benefit, each increase must occur within five years of the rider effective date or the most recent previous increase. Scheduled increases generally must occur before age 85 (70 for guaranteed issue policies).

The Adjustable Term Insurance Rider benefit is the difference between the amount of your Total Death Benefit and your Base Death Benefit, but not less than zero. The rider’s benefit automatically adjusts daily as the amount of your Base Death Benefit changes. Your Death Benefit Proceeds depend on which death benefit option is in effect.

Under Death Benefit Option 1, the Total Death Benefit is the greater of:

  The amount of your Target Death Benefit; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

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Under Death Benefit Option 2, the Total Death Benefit is the greater of:

  The amount of your Target Death Benefit plus your Account Value; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under Death Benefit Option 3, the Total Death Benefit is the greater of:

  The amount of your Target Death Benefit plus the sum of the premium payments we have received minus partial withdrawals you have taken and partial withdrawal fees; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

For example, under Death Benefit Option 1, assume your Base Death Benefit changes as a result of a change in your Account Value. The Adjustable Term Insurance Rider adjusts to provide Death Benefit Proceeds equal to your Total Death Benefit in each year:

Base Death Benefit	Total Insurance Coverage	Adjustable Term Insurance Benefit
$201,500.00 $202,500.00 $202,250.00	$250,000.00 $250,000.00 $250,000.00	$48,500.00 $47,500.00 $47,750.00

It is possible that the amount of your adjustable term insurance benefit may be zero if your Base Death Benefit increases enough. Using the same example, if the Base Death Benefit under your policy grew to $250,000.00 or more, the adjustable term insurance benefit would be zero.

Even when the adjustable term insurance benefit is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if the Base Death Benefit later drops below the amount of your Target Death Benefit, the Adjustable Term Insurance Rider coverage reappears to maintain the amount of your Target Death Benefit.

Subject to the requirements outlined in the Changes in the Amount of Your Insurance Coverage section on page 37, once each policy year you may change the amount of your Adjustable Term Insurance Rider coverage (and thereby your Target Death Benefit) provided:

  No coverage under the Adjustable Term Insurance Rider is allowed during the first policy year;

  The minimum incremental increase in rider coverage generally must be at least 2.00% of your initial Target Death Benefit;

  The maximum incremental increase in rider coverage may not exceed the lesser of 25.00% of the amount of your initial Target Death Benefit or 200.00% of the most recent increase in rider coverage;

  All increases in rider coverage, in total, may not exceed the lesser of four times the amount of your initial Stated Death Benefit or $20,000,000.00; and

  On the effective date of any unscheduled increase in the amount of your Target Death Benefit, no more than 75.00% of your Target Death Benefit may be provided under the Adjustable Term Insurance Rider.

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There may be underwriting or other requirements that must be met before we will approve coverage under the Adjustable Term Insurance Rider or any change to that coverage.

In certain circumstances we may choose to waive one or more of the issue requirements for and/or limitations on changes in Adjustable Term Insurance Rider Coverage, including those in which the policy is issued in relation to certain deferred compensation arrangements and other company approved advanced sales concepts. We will not unfairly discriminate in any such waiver.

Unless you request and we approve a new schedule of changes in the amount of your Target Death Benefit, any request to change the amount of your Target Death Benefit will automatically terminate all changes that were previously scheduled. After the change the amount of your Target Death Benefit will remain level and be equal to the amount in effect immediately following the change unless you request and we approve a new schedule of Target Death Benefits.

Partial withdrawals, changes from Death Benefit Option 1 to Death Benefit Option 2 and decreases in the amount of your Stated Death Benefit may reduce the amount of your Target Death Benefit. See Partial Withdrawals, page 66; and Changes in the Amount of Your Insurance Coverage, page 37.

There is no defined premium for a given amount of adjustable term insurance benefit. Instead, we deduct separate monthly cost of insurance and administrative charges from your Account Value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider benefit multiplied by the amount of adjustable term insurance benefit in effect at the Monthly Processing Date. The cost of insurance rates are determined by us from time to time. They are based on the issue age, gender, underwriting type and risk class of the insured person, as well as the length of time since your rider effective date. As a general rule, the current cost of insurance rates for a rider based on simplified issue or guaranteed issue underwriting are higher than those for a rider which is fully underwritten. This means that a healthy individual could pay higher cost of insurance rates for this rider than they would pay for a substantially similar rider if they use simplified issue or guaranteed issue underwriting methods. See Underwriting, page 22.

Each month we deduct an administrative charge for this rider equal to our current monthly administrative charge rates multiplied by the difference between the amount of your Target Death Benefit and your Stated Death Benefit divided by 1,000. The rates vary based on the insured person’s gender, underwriting type and risk class and generally decrease after the fifth and tenth Segment years. The rates that apply to you will be set forth in your policy. See the Optional Rider Fees and Charges table beginning on page 10 for the minimum and maximum administrative charge rates and the rates for a representative insured person.

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The total charges that you pay may be more or less if you have some coverage under an Adjustable Term Insurance Rider rather than just Stated Death Benefit coverage under the policy. There are no premium expense charges or surrender charges for this coverage. Consult with your agent/registered representative about the appropriate usage of the Adjustable Term Insurance Rider in your particular situation.

If you increase the Target Death Benefit after the rider effective date, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original risk class even though satisfactory new evidence of insurability is required for the increase. Although the maximum cost of insurance rates for this rider are greater than the maximum cost of insurance rates for the Stated Death Benefit coverage under the policy, the current rates for this rider are generally lower than current cost of insurance rates for the Stated Death Benefit. See Cost of Insurance, page 31.

Not all policy features may apply to the Adjustable Term Insurance Rider. The rider does not contribute to the Account Value or to the Surrender Value. It does not affect investment performance and cannot be used for a loan. The Adjustable Term Insurance Rider provides benefits only at the insured person’s death.

This rider will terminate on the earliest of the following dates:

  The date the policy lapses (the expiration date of the policy grace period without our receipt of the required premium payment);

  The date the policy is terminated or surrendered;

  The next Monthly Processing Date after we receive your written notice to cancel the rider; or

  The policy anniversary nearest the insured’s 121st birthday.

Important Information About the Adjustable Term Insurance Rider. It may be to your economic advantage to include part of your insurance coverage under the Adjustable Term Insurance Rider. Working with your agent/registered representative, consider the following when deciding whether to include coverage under the Adjustable Term Insurance Rider:

  Cost of Insurance and Other Fees and Charges. The cost of insurance rates and other fees and charges affect the value of your policy. The lower the cost of insurance and other fees and charges, the greater the Account Value. Accordingly, please be aware that some policy fees and charges that apply to coverage under the base policy may not apply to coverage under the Adjustable Term Insurance Rider.

  Features and Benefits. Certain features and benefits are limited or unavailable if you have Adjustable Term Insurance Rider coverage.

  Compensation. We generally pay more compensation to your agent/registered representative on premiums paid for coverage under the base policy than we do on premiums paid for coverage under the Adjustable Term Insurance Rider. See Distribution of the Policy, page 86.

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With these factors in mind, you should discuss with your agent/registered representative how the use of the Adjustable Term Insurance Rider will affect the costs, benefits, features and performance of your policy. The foregoing discussion does not contain all of the terms and conditions or limitations of coverage under the policy or the Adjustable Term Insurance Rider, and you should read them carefully to fully understand their benefits and limitations.

Guaranteed Minimum Accumulation Benefit Rider. The Guaranteed Minimum Accumulation Benefit Rider provides a guarantee that at the end of the guarantee period your Account Value will not be less than the minimum accumulation value, provided:

  Your Net Account Value is allocated to at least five investment options with no more than 35.00% invested in any one investment option; or

  At least 65.00% of your Net Account Value is allocated to one or more of the ING Retirement portfolios.

The guarantee period is 20 years from the Policy Date. The guaranteed minimum accumulation value is equal to the sum of all premium payments we have received minus all partial withdrawals you have taken and all fees and charges we have deducted from your Account Value (or that may have been waived under the provisions of your policy or another rider), accrued at an annual interest rate that may vary by policy year. That rate is currently 3.00% for all policy years.

At the end of the guarantee period we will compare your Account Value with the minimum accumulation value. If the Account Value is greater, then there will be no adjustment to your Account Value and this rider will terminate. If the minimum accumulation value is greater, then we will increase your Account Value by allocating an amount equal to the difference between the Account Value and the minimum accumulation value among the various investment options in which your Account Value is allocated, on a pro rata basis taking into account any outstanding Loan Division Value.

Each month during the guarantee period we deduct a charge for this rider.

See the Optional Rider Fees and Charges table beginning on page 10. The amount of this charge will be determined by multiplying the minimum accumulation value by the amount shown in your policy. The current and maximum guaranteed amount of this charge is 0.09583% on a monthly basis (1.15% on an annual basis).

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You should consider the following when deciding whether to add the Guaranteed Minimum Accumulation Benefit Rider to your policy:

  You may add this rider only when you apply for the base policy;

  There is currently only one guarantee period available: 20 years;

  The guarantee period is measured from the Policy Date;

  Transfers between investment options that are made in response to our notice to you that your policy is not sufficiently diversified will not count as transfers for purposes of any limits or restrictions on transfers that we may impose (see Transfers, page 60);

  This rider may not be available for certain risk classes;

  You may terminate this rider at any time during the guarantee period upon written notice to us; and

  If this rider terminates, it cannot be reinstated.

We will notify you if on any Monthly Processing Date your policy is not sufficiently diversified. This notice will explain the diversification requirement. If you do not sufficiently diversify your policy within 61 days from the Monthly Processing Date on which your policy was not sufficiently diversified, this rider will terminate.

Lifetime Guaranteed Death Benefit Rider. The Lifetime Guaranteed Death Benefit Rider provides a guarantee that your policy and any Adjustable Term Insurance Rider will not lapse during your lifetime provided:

Your cumulative premium payments minus any partial withdrawals and any outstanding Loan Amount are at least equal to the sum of the guarantee period monthly premium to the next Monthly Processing Date; and

Your Net Account Value meets one of the following diversification requirements:
Your Net Account Value is allocated to at least five investment options with no more than 35.00% invested in any one investment option; or
At least 65.00% of your Net Account Value is allocated to one or more of the ING Retirement portfolios.

Each month during the guarantee period we deduct a charge for this rider based on a rate that varies depending on the issue age of the insured person. See the Optional Rider Fees and Charges table beginning on page 10. The amount of this charge will be determined by dividing the amount of guaranteed coverage by 1,000 and multiplying the result by the rate set forth in your policy. The amount of guaranteed coverage equals the amount of your Target Death Benefit minus your Account Value.

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You should consider the following when deciding whether to add the Lifetime Guaranteed Death Benefit Rider to your policy:

  This rider is available for issue ages 25-75;

  You may add this rider only when you apply for the base policy and the lifetime death benefit guarantee period begins on the Policy Date;

  The guarantee period annual premium required to keep this rider in effect will be set forth in your policy and will be based on monthly rates that vary according to the insured person’s gender, risk class, age, underwriting type and death benefit option selected;

  If your policy benefits change, the guarantee period annual premium for this rider will also change;

  Transfers between investment options that are made in response to our notice to you that your policy is not sufficiently diversified will not count as transfers for purposes of any limits or restrictions on transfers that we may impose (see Transfers, page 60);

  This rider covers only your base policy and Adjustable Term Insurance Rider, if any. If your policy and any Adjustable Term Insurance Rider are kept in force because of this rider, coverage under all other riders may terminate;

  This rider may not be available for certain risk classes or underwriting types;

  This rider cannot be added to a policy with Death Benefit Option 3 or the 20- year Guaranteed Death Benefit Rider;

  You may terminate this rider at any time during the guarantee period upon written notice to us;

  A loan may cause the termination of this guarantee because we deduct your outstanding Loan Amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and

  Even if this rider terminates, your policy will not necessarily lapse (see Lapse, page 69).

We will notify you if on any Monthly Processing Date you have not paid enough premium to keep this rider in force or your policy is not sufficiently diversified. This notice will show the amount of premium required to maintain this rider guarantee and, if applicable, explain the diversification requirement. If we do not receive the required premium payment or you do not adequately diversify your policy by the second Monthly Processing Date following the notice, this rider will terminate. If this rider terminates, it cannot be reinstated.

Waiver of Cost of Insurance Rider. If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period we waive the periodic fees and charges and rider charges during the disability period. The insured person must be no less than age 10 and no more than age 55. The cost of this rider is based on rates that vary based on several factors that may include the insured person’s attained age. Rates for this rider generally increase each year after the first rider year until age 59 and generally decrease thereafter. See the Optional Rider Fees and Charges table beginning on page 10 for the minimum rates, maximum rates and the rates for a representative insured person.

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A policy may contain either the Waiver of Cost of Insurance Rider or the Waiver of Specified Premium Rider, but not both. This rider is not available if your policy is issued based on guaranteed issue underwriting.

Waiver of Specified Premium Rider. If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period we credit a specified premium amount monthly to your policy during the disability period. Subject to our underwriting, you specify this amount on the application for the policy. The insured person must be no less than age 10 and no more than age 55. The minimum coverage under this rider is $25.00 per month. The cost of this rider is based on rates that vary based on several factors that may include the insured person’s attained age. Rates for this rider generally increase each year after the first rider year until age 59 and generally decrease thereafter. See the Optional Rider Fees and Charges table beginning on page 10 for the minimum rates, maximum rates and the rates for a representative insured person.

A policy may contain either the Waiver of Specified Premium Rider or the Waiver of Cost of Insurance Rider, but not both.

Automatic Rider Benefits

The following rider benefits may come with your policy automatically.

Accelerated Benefit Rider. Under certain circumstances, the Accelerated Benefit Rider allows you to accelerate payment of a portion of the eligible death benefit that we otherwise would pay upon the insured person’s death.

Generally, we will provide an accelerated benefit under this rider if the insured person has one or more of the following:

A non-correctable illness or physical condition that, with a reasonable degree of medical certainty, will result in the death of the insured person in less than 12 months from the date of receipt of certification by a physician;

A medical condition that has required or requires extraordinary medical intervention without which the insured person would die. Such conditions may include, but are not limited to:
A major organ transplant; and
Continuous artificial life support.
A medical condition that usually requires continuous confinement in an eligible institution and in which the insured person is expected to remain for the rest of his or her life; or
A medical condition that would, in the absence of extensive or extraordinary medical treatment, result in a drastically limited life span. Such conditions may include, but are not limited to:
Coronary artery disease resulting in an acute infarction or requiring surgery;
Permanent neurological deficit resulting from cerebral vascular accident; or
End stage renal failure.

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Before we will pay an accelerated benefit under this rider we will require certification by a licensed physician that the insured person meets one or more of these conditions.

The maximum accelerated benefit available under this rider is the lesser of 50.00% of the eligible death benefit that would be payable at the death of the insured person or $1,000,000.00. The minimum available accelerated benefit is $10,000.00.

Consider the following when deciding whether to accelerate the death benefit under this rider:

Only one accelerated benefit may be paid per policy to which this rider is attached;
We assess an administrative charge of up to $300.00 when we pay the accelerated benefit (see the Transaction Fees and Charges table beginning on page 8);
The accelerated benefit will first be used to repay any outstanding Loan Amount. The remainder of the accelerated benefit (less the administrative charge) will be paid to you;
Accelerating the death benefit will not affect the amount of premium payable on the policy nor the cost of insurance or other charges due under the policy;

The accelerated benefit requested plus any amounts we pay to keep the policy in force plus interest as described below will be a lien against the policy and any additional term insurance rider benefits that are part of the eligible death benefit. When there is a lien against your policy:

The amount payable at the death of the insured under your policy and any additional term insurance rider benefits that are part of the eligible death benefit will be reduced by the amount of the lien;
Your access to the value of your policy, if any, through surrender, withdrawal or loan will be limited to the excess of the value of your policy over the amount of the lien;

You may not make any changes to your policy that would reduce the proceeds payable at death without written permission from us. We reserve the right to require you to repay all or part of the lien before you make any changes to your policy;

Any premiums or other payments required under the terms of the policy will continue to be due and payable and will be based upon the pre- accelerated benefit amount;

Any payments required to keep the policy in force (not including scheduled premiums, minimum monthly premiums or any other amount the payment of which will insure that the policy will not lapse notwithstanding the fact that the policy’s Net Account Value is zero or less) that are not paid by you will be paid by us, and the amount of any such payments will be added to the amount of the lien; and

Interest on the amount of the lien accrues daily and is added to the amount of the lien. The maximum interest rate used will not be more than the greater of the current yield on 90 day treasury bills or the current maximum statutory adjustable policy loan interest rate.

There may be tax consequences to requesting payment under this rider, and you should consult with a qualified tax adviser for further information. See Accelerated Benefit Rider, page 75.

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Certain conditions, limitations, and restrictions on your receipt of an accelerated benefit payment under this rider are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Overloan Lapse Protection Rider. The Overloan Lapse Protection Rider is a benefit which guarantees that your policy will not lapse even if your Surrender Value or Net Account Value, as applicable, is not enough to pay the periodic fees and charges when due. This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding. See Distributions Other than Death Benefits, page 73.

You may exercise this rider by written request if all of the following conditions are met:

  You elected to have your policy meet the requirements of the guideline premium test (see Death Benefit Qualification Tests, page 39);

  At least 15 years have elapsed since your Policy Date;

  You are at least age 75;

  Your outstanding Loan Amount is equal to or greater than the amount of your Stated Death Benefit (or Target Death Benefit, if greater);

  Your outstanding Loan Amount excluding any unearned loan interest does not exceed your Account Value less the transaction charge for this rider (see Loan Division Value, page 58; see also Loan Interest, page 59);

  Exercise of this rider does not cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code (see Modified Endowment Contracts, page 73); and

  Exercise of this rider does not cause your policy to violate the statutory premium limits allowed under the guideline premium test (see Guideline Premium Test, page 39).

We will notify you if you meet all of these conditions and explain the consequences of choosing to exercise this rider.

You should consider the following consequences when deciding whether to exercise the Overloan Lapse Protection Rider:

On the Monthly Processing Date on or next following the date we receive your request to exercise this rider:
We will assess a one time transaction charge. This charge equals 3.50% of your Account Value (see the Transaction Fees and Charges table beginning on page 8);
If Death Benefit Option 2 or 3 is in effect, the death benefit option will automatically be changed to Death Benefit Option 1 (see Death Benefit Options, page 40);

The amount of insurance coverage after exercise of this rider will equal your Account Value (less the transaction charge) multiplied by the appropriate guideline premium test factor described in Appendix A;

Amounts allocated to the Subaccounts of the Separate Account will be transferred to the Guaranteed Interest Division; and
All other benefit riders will be terminated.

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Insurance coverage under your policy will continue in force, subject to the following limitations and restrictions:
We will continue to deduct monthly periodic fees and charges (other than the Mortality and Expense Risk charge which will no longer apply);
You may not make any further premium payments;
Any unpaid loan interest will be added to your Loan Division Value;
You may not make any future transfers from the Guaranteed Interest Division to the Subaccounts of the Separate Account;
You may not add any additional benefits by rider in the future; and
You may not increase or decrease the amount of insurance coverage, change the death benefit option or make any partial withdrawals.

This rider may not be available in all states. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state.

Account Value

Your Account Value equals the sum of your Separate Account, Guaranteed Interest Division and Loan Division values. Your Account Value reflects:

  The Net Premium applied to your policy;

  Any rider benefits applied to your policy;

  The fees and charges that we deduct;

  Any partial withdrawals you take;

  Interest earned on amounts allocated to the Guaranteed Interest Division;

  The investment performance of the mutual funds underlying the Subaccounts of the Separate Account; and

  Interest earned on amounts held in the Loan Division.

Your Net Account Value equals the Account Value minus any Loan Amount.

Separate Account Value

Your Separate Account Value equals your Account Value attributable to amounts invested in the Subaccounts of the Separate Account.

Determining Values in the Subaccounts. The value of the amount invested in each Subaccount is measured by Accumulation Units and Accumulation Unit Values. The value of each Subaccount is the Accumulation Unit Value for that Subaccount multiplied by the number of Accumulation Units you own in that Subaccount. Each Subaccount has a different Accumulation Unit Value.

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The Accumulation Unit Value is the value determined on each Valuation Date. The Accumulation Unit Value of each Subaccount varies with the investment performance of its underlying mutual fund. It reflects:

  Investment income;

  Realized and unrealized gains and losses;

  Fund expenses (including fund redemption fees, if applicable); and

  Taxes, if any.

A Valuation Date is a date on which a mutual fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each Valuation Date ends at 4:00 p.m. Eastern time. We reserve the right to revise the definition of Valuation Date as needed in accordance with applicable federal securities laws and regulations.

You purchase Accumulation Units when you allocate premium or make transfers to a Subaccount (including transfers from the Loan Division) and when rider benefits are allocated to a Subaccount.

We redeem Accumulation Units:

  When amounts are transferred from a Subaccount (including transfers to the Loan Division);

  For the monthly deduction of the periodic fees and charges from your Account Value;

  For policy transaction fees (including fund redemption fees, if any);

  When you take a partial withdrawal;

  If you surrender your policy; and

  To pay the Death Benefit Proceeds.

To calculate the number of Accumulation Units purchased or sold we divide the dollar amount of your transaction by the Accumulation Unit Value for the Subaccount calculated at the close of business on the Valuation Date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our Customer Service Center in good order, so long as the date of receipt is a Valuation Date. We use the Accumulation Unit Value that is next calculated after we receive your premium or transaction request and we use the number of Accumulation Units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your Account Value on the Monthly Processing Date. If your Monthly Processing Date is not a Valuation Date, the monthly deduction is processed on the next Valuation Date.

The value of amounts allocated to the Subaccounts goes up or down depending on investment performance of the corresponding mutual funds.

There is no guaranteed minimum value of amounts invested in the Subaccounts of the Separate Account.

How We Calculate Accumulation Unit Values. We determine the Accumulation Unit Value for each Subaccount on each Valuation Date.

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We generally set the Accumulation Unit Value for a Subaccount at $10.00 when the Subaccount is first opened. After that, the Accumulation Unit Value on any Valuation Date is:

  The Accumulation Unit Value for the preceding Valuation Date; multiplied by

  The Subaccount’s accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a Valuation Date and ends at 4:00 p.m. Eastern time on the next Valuation Date. We reserve the right to revise the definition of valuation period as needed in accordance with applicable federal securities laws and regulations.

We calculate an accumulation experience factor for each Subaccount every Valuation Date as follows:

  We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that Valuation Date;

  We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;

  We subtract a charge for taxes, if applicable; and

  We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous Valuation Date.

Guaranteed Interest Division Value

Your Guaranteed Interest Division value equals the Net Premium you allocate to the Guaranteed Interest Division, plus any rider benefits allocated to the Guaranteed Interest Division, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your Account Value. See The Guaranteed Interest Division, page 21.

Loan Division Value

When you take a loan from your policy we transfer an amount equal to your loan to the Loan Division as collateral for your loan. The Loan Division is part of our general account and we credit interest to the amount held in the Loan Division. Your Loan Division Value on any Valuation Date is equal to:

  The Loan Division Value on the prior Valuation Date; plus

  Any loan interest credited to the Loan Division during the valuation period; plus

  The amount of any new loan taken during the valuation period; minus

  Any loan repayments, including the repayment of loan interest; plus

  The amount of accrued and unpaid loan interest if the Valuation Date is a policy anniversary; minus

  The amount of loan interest credited to the Loan Division during the prior policy year if the Valuation Date is a policy anniversary. See Loans, page 59.

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Special Features and Benefits

Loans

You may borrow money from us at any time after the first policy month, by using your policy as collateral for the loan. Unless state law requires otherwise, a new loan amount must be at least $100.00 and the maximum amount you may borrow is generally limited to the Net Surrender Value of your policy less the estimated monthly periodic fees and charges to your next policy anniversary or the estimated monthly periodic fees and charges for the next thirteen months if you take a loan within thirty days before your next policy anniversary.

Your loan request must be directed to our Customer Service Center. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each investment option in which your Net Account Value is allocated, including the Guaranteed Interest Division.

If you request an additional loan, we add the new loan to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the Loan Division with interest at an annual rate of 3.00%. Interest that we credit to the Loan Division becomes part of your Loan Division Value until the next policy anniversary when it is transferred to the investment options according to your most recent allocation instructions.

We also charge interest on loans you take. The annual interest rate charged is 3.75% in policy years one through five (the maximum amount that may be charged) and currently 3.00% in all years thereafter (guaranteed not to exceed 3.15%). Loans with this reduced interest rate are called preferred loans. Interest accrues daily but is due in arrears on each policy anniversary. If you do not pay the interest when it is due, we add it to your outstanding Loan Amount.

Loan Repayment. You may repay your loan at any time. We assume that payments you make, other than scheduled premium payments, are loan repayments. You must tell us if you want unscheduled payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the Loan Division to the Subaccounts and Guaranteed Interest Division in the same proportion as your current premium allocation, unless you tell us otherwise.

Loan Amount. The Loan Amount on any date is equal to:

  Any outstanding loan plus accrued loan interest as of the beginning of the policy year; plus

  New loans; plus

  Accrued but unpaid loan interest; minus

  Loan repayments.

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Effects of a Loan. Using your policy as collateral for a loan will affect your policy in various ways. You should carefully consider the following before taking a loan:

  Failure to make loan repayments could cause your policy to lapse;

  A loan may cause the termination of the Guaranteed Death Benefit Riders because we deduct your outstanding Loan Amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the riders in effect;

  Taking a loan reduces your opportunity to participate in the investment performance of the Subaccounts and the interest guarantees of the Guaranteed Interest Division;

  Accruing loan interest will change your Account Value as compared to what it would have been if you did not take a loan;

  Even if you repay your loan, it will have a permanent effect on your Account Value;

  If you use the continuation of coverage feature and you have a loan, loan interest continues to accrue and could cause your policy to lapse;

  If you do not repay your loan we will deduct any outstanding Loan Amount from amounts payable under the policy; and

  Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page 73.

Transfers

You currently may make an unlimited number of transfers of your Separate Account Value between the Subaccounts and to the Guaranteed Interest Division. Transfers are subject to any conditions, limits or charges (including fund redemption fees) that we or the funds whose shares are involved may impose, including:

  If your state requires a refund of premium during the right to examine period, you may not make transfers until after your right to examine period ends;

  The minimum amount you may transfer is $100.00;

  If the amount remaining in the investment option after a transfer will be less than $100.00, we will transfer the entire amount; and

  We may limit the number of transfers or restrict or refuse transfers because of frequent or disruptive transfers, as described below.

Any conditions or limits we impose on transfers between the Subaccounts or to the Guaranteed Interest Division will generally apply equally to all policy owners. However, we may impose different conditions or limits on policy owners or third parties acting on behalf of policy owners, such as market timing services, who violate our excessive trading policy. See Limits on Frequent and Disruptive Transfers, page 63.

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One transfer from the Guaranteed Interest Division to the Subaccounts of the Separate Account may be made each policy year, but only within 30 days after the policy anniversary. This transfer is limited to the greater of:

  25.00% of your Guaranteed Interest Division value at the time of the first such transfer;

  The sum of the amounts transferred and partially withdrawn from the Guaranteed Interest Division during the prior policy year; or

  $100.00.

We reserve the right to liberalize these restrictions on transfers from the Guaranteed Interest Division, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

We process all transfers and determine all values in connection with transfers on the Valuation Date we receive your request in good order, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime you have at least $10,000.00 invested in a Subaccount that invests in the ING Limited Maturity Bond Portfolio or the ING Liquid Assets Portfolio (the “source Subaccount”), you may elect dollar cost averaging. There is no charge for this feature.

Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount or percentage of Subaccount value from the source Subaccount to one or more of the other Subaccounts. We do not permit transfers to the Guaranteed Interest Division or the Loan Division under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis.

This systematic plan of transferring Account Values is intended to help reduce the risk of investing too much when the price of a fund’s shares is high. It also helps reduce the risk of investing too little when the price of a fund’s shares is low. Because you transfer the same dollar amount to the Subaccounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires a refund of all premium received during the right to examine period, dollar cost averaging begins after the end of your right to examine period.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, your dollar cost averaging source Subaccount cannot be included in your automatic rebalancing program.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

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You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate on:

  The date you specify;

  The date your balance in the source Subaccount reaches a dollar amount you set;

  The date your balance in the source Subaccount is equal to or less than the amount to be transferred. In this situation we will transfer the entire balance of the source Subaccount to the other Subaccounts you have selected; or

  Any date when dollar cost averaging transfers are scheduled and the policy is in the grace period.

Automatic Rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your Separate Account and Guaranteed Interest Division values among your chosen investment options. There is no charge for this feature.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your right to examine period if your state requires return of premium during the right to examine period). If you do not request a date, processing is on the last Valuation Date of the calendar quarter in which we receive your request in good order at our Customer Service Center.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source Subaccount for your dollar cost averaging program cannot be included in your automatic rebalancing program. You may not include the Loan Division.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the Valuation Date that we receive it in good order at our Customer Service Center. If you reduce the amount allocated to the Guaranteed Interest Division, it is considered a transfer from that account. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division.

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If you have a death benefit guarantee and you ask for an automatic rebalancing allocation that does not meet the death benefit guarantee diversification requirements, we will notify you and ask you for revised instructions. If you have a death benefit guarantee and you terminate automatic rebalancing, you still must meet the diversification requirements for the guarantee period to continue. See Death Benefit Guarantee Riders, page 43.

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if the policy is in the grace period on any date when automatic rebalancing transfers are scheduled.

Limits on Frequent or Disruptive Transfers

The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a mutual fund and raise its expenses through:

  Increased trading and transaction costs;

  Forced and unplanned portfolio turnover;

  Lost opportunity costs; and

  Large asset swings that decrease the fund’s ability to provide maximum investment return to all policy owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the policy.

Excessive Trading Policy. We and the other members of the ING family of companies that provide multi-fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:

  Meets or exceeds our current definition of Excessive Trading, as defined below; or

  Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:

  More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

  Six round-trips involving the same fund within a rolling twelve month period.

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The following transactions are excluded when determining whether trading activity is excessive:

  Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, partial withdrawals and loans);

  Transfers associated with scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;

  Purchases and sales of fund shares in the amount of $5,000.00 or less;

  Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and

  Transactions initiated by us, another member of the ING family of companies or a fund.

If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to the ING Customer Service Center or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling 12 month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those that involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

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Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of policy owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all policy owners or, as applicable, to all policy owners investing in the underlying fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the ING family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

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Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the policy. Policy owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding policy owner transactions, including, but not limited to, information regarding fund transfers initiated by you. In addition to information about policy owner transactions, this information may include personal policy owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a policy owner’s transactions if the fund determines that the policy owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or Account Value to the fund or all funds within the fund family.

Conversion to a Fixed Policy

During the first two policy years you may permanently convert your policy to a fixed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new fixed benefit policy, we will permanently transfer the amounts you have invested in the Subaccounts of the Separate Account to the Guaranteed Interest Division and allocate all future Net Premium to the Guaranteed Interest Division. After you exercise this right you may not allocate future premium payments or make transfers to the Subaccounts of the Separate Account. We do not charge for this change. Contact our Customer Service Center or your agent/registered representative for information about the conversion rights available in your state.

Partial Withdrawals

Beginning in the second policy year (or the first policy year for “in corridor” policies) you may withdraw part of your policy’s Surrender Value. Twelve partial withdrawals are currently allowed each policy year, and a partial withdrawal must be at least $100.00. The maximum partial withdrawal you may take is the amount which leaves $500.00 as your Net Surrender Value (or for in corridor policies during the first policy year, the amount that would cause your policy to no longer qualify as “in corridor”). If your partial withdrawal request is for more than the maximum, we will require you to surrender your policy or reduce the amount of the partial withdrawal.

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A policy is “in corridor” if:

  Under Death Benefit Option 1, your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than the amount of your Stated Death Benefit;

  Under Death Benefit Option 2, your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than your Stated Death Benefit plus your Account Value; or

  Under Death Benefit Option 3, your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than your Stated Death Benefit plus the sum of your premium payments minus partial withdrawals.

We charge a partial withdrawal fee of $10.00 for each partial withdrawal. See Partial Withdrawal Fee, page 29.

Unless you specify a different allocation, we will take partial withdrawals from the Guaranteed Interest Division and the Subaccounts of the Separate Account in the same proportion that your value in each has to your Net Account Value immediately before the partial withdrawal. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. However, amounts withdrawn from the Guaranteed Interest Division may not exceed the amount of the total partial withdrawal multiplied by the ratio of your Guaranteed Interest Division Value to your Net Account Value immediately before the partial withdrawal.

Effects of a Partial Withdrawal. We will reduce your Account Value by the amount of the partial withdrawal plus the partial withdrawal fee. Your Account Value may also be reduced by the amount of a surrender charge if you take a partial withdrawal which decreases your Stated Death Benefit.

A partial withdrawal may also cause the termination of the Guaranteed Death Benefit Riders because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the guarantee.

The amount of your Stated Death Benefit is not reduced by the amount of a partial withdrawal when the Base Death Benefit has been increased to qualify your policy as life insurance under the Internal Revenue Code and the amount withdrawn is not greater than that which reduces your Account Value to the level which no longer requires that the Base Death Benefit be increased for Internal Revenue Code purposes. Otherwise, depending upon the death benefit option in effect, a partial withdrawal may reduce the amount of your Stated Death Benefit.

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Under Death Benefit Option 1, a partial withdrawal will reduce the amount of your Stated Death Benefit by the amount of the partial withdrawal.

Under Death Benefit Option 2, a partial withdrawal will not reduce the amount of your Stated Death Benefit.

Under Death Benefit Option 3, a partial withdrawal will reduce the amount of your Stated Death Benefit by the amount of a partial withdrawal in excess of the total premium we have received from you minus the sum of all your prior partial withdrawals.

If a partial withdrawal reduces the amount of Stated Death Benefit, the Target Death Benefit will also be reduced for the current year and all future years by an equal amount. Therefore, a partial withdrawal can affect the amount of pure insurance protection under the policy.

We will not allow a partial withdrawal if the amount of Target Death Benefit after the partial withdrawal would be less than $50,000.00.

A reduction in the amount of Stated Death Benefit as a result of a partial withdrawal will be pro-rated among the existing coverage Segments, unless state law requires otherwise.

A partial withdrawal may have adverse tax consequences depending on the circumstances. See Tax Status of the Policy, page 71.

Termination of Coverage

Your insurance coverage will continue under the policy until you surrender your policy or it lapses.

Surrender

You may surrender your policy for its Net Surrender Value at any time after the right to examine period while the insured person is alive. Your Net Surrender Value is equal to your Surrender Value minus any outstanding Loan Amount. Your Surrender Value is equal to your Account Value minus any applicable surrender charge.

You may take your Net Surrender Value in other than one payment.

We compute your Net Surrender Value as of the Valuation Date we receive your written surrender request in good order and policy at our Customer Service Center. All insurance coverage ends on the date we receive your surrender request and policy.

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If you surrender your policy we may deduct a surrender charge. See Surrender Charge, page 29. Surrender of your policy may have adverse tax consequences.

See Distributions Other than Death Benefits, page 73.

Lapse

Your policy will not lapse and your insurance coverage under the policy will continue if on any Monthly Processing Date:

  A Guaranteed Death Benefit Rider is in effect;

  Your Net Account Value is enough to pay the periodic fees and charges when due; or

  During the continuation of coverage period, your Account Value exceeds your outstanding Loan Amount.

Grace Period. If on a Monthly Processing Date you do not meet any of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (and a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges, and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments and then we deduct the overdue amounts from your Account Value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders will lapse without value. We withdraw your remaining Separate Account and Guaranteed Interest Division values, deduct amounts you owe us and inform you that your coverage has ended.

If the insured person dies during the grace period, we pay Death Benefit Proceeds to your beneficiaries with reductions for your outstanding Loan Amount and periodic fees and charges owed.

During the early policy years your Net Account Value may not be enough to cover the periodic fees and charges due each month, and you may need to pay sufficient premium to keep the death benefit guarantee in force. See Premium Payments, page 24.

If your policy lapses, any distribution of Account Value may be subject to current taxation. See Distributions Other than Death Benefits, page 73.

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Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy and its riders (other than a Guaranteed Death Benefit Rider or the Guaranteed Minimum Accumulation Benefit Rider) by written request any time within five years after it has lapsed and before the insured person reaches age 121. A policy that was surrendered may not be reinstated.

To reinstate the policy and available riders you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force during the grace period and for at least two months after reinstatement. When we reinstate your policy we reinstate the surrender charges for the amount and time remaining as if your coverage had not lapsed. If you had a loan existing when coverage lapsed, unless directed otherwise, we will reinstate it with accrued but unpaid loan interest to the date of lapse.

When a policy is reinstated, unless otherwise directed by you, we will allocate the Net Premium received to the Subaccounts of the Separate Account and the Guaranteed Interest Division according to the premium allocation instructions in effect at the start of the grace period. Your Account Value on the reinstatement date will equal:

  The Account Value at the end of the grace period; plus

  The Net Premium paid on reinstatement; minus

  Any unpaid fees and charges through the end of the grace period.

  policy that lapses and is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. You should consult with a qualified tax adviser to determine whether reinstating a lapsed policy will cause it to be classified as a modified endowment contract. See Modified Endowment Contracts, page 73.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. We have written this discussion to support the promotion and marketing of our products, and we do not intend it as tax advice. This summary is not intended to and cannot be used to avoid any tax penalties that may be imposed upon you. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.

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Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company,” but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the Separate Account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits or deductions attributable to the Separate Account will first be used to reduce any income taxes imposed on the Separate Account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the Separate Account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the Separate Account, then we may impose a charge against the Separate Account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner that is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements that are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of either the cash value accumulation test or the guideline premium test. See Death Benefit Qualification Tests, page 39. If your variable life policy does not satisfy one of these two alternate tests, it will not be treated as life insurance under Internal Revenue Code 7702. You would then be subject to federal income tax on your policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so. See Tax Treatment of Policy Death Benefits, page 72. If we return premium in order to bring your policy into compliance with the requirements of Section 7702, it will be refunded on a last-in, first-out basis and may be taken from the investment options in which your Account Value is allocated based on your premium allocation in effect.

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Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 tests, Internal Revenue Code Section 817(h) requires investments within a separate account, such as our Separate Account, to be adequately diversified. The Treasury has issued regulations that set the standards for measuring the adequacy of any diversification, and the IRS has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each Subaccount and its corresponding mutual fund must meet certain tests. If these tests are not met your variable life policy will not be adequately diversified and not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each Subaccount’s corresponding mutual fund has represented that it will meet the diversification standards that apply to your policy. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your variable life policy does not satisfy the applicable diversification regulations and rulings because a Subaccount’s corresponding mutual fund fails to be adequately diversified for whatever reason, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and rulings and we reserve the right to modify your policy as necessary in order to do so.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. Your ownership rights under your policy are similar to, but different in some ways, from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and your Account Values. These differences could result in the IRS treating you as the owner of a pro rata share of the Separate Account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the Separate Account assets or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

The death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, ownership and beneficiary designations, including change of either, may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. The individual situation of each policy owner or beneficiary will determine the extent, if any, of those taxes and you should consult a qualified tax adviser.

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Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the Account Value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a “modified endowment contract.”

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts” and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction or increase in benefits or policy reinstatement, could also cause it to be classified as a modified endowment contract or increase the period during which the policy must be tested. A current or prospective policy owner should consult with a qualified tax adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract as described below. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and partial withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, and are taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy’s value, determined without regard to any surrender charges, and the investment in the policy;

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  Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated first as distributions of gain, if any, and are taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed; and

  A 10.00% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to a policy owned by an individual where the distributions are (a) made on or after the date on which the taxpayer attains age 59½; (b) attributable to the taxpayer becoming disabled (as defined in the Internal Revenue Code); or (c) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a qualified tax adviser to determine whether or not you may be subject to this penalty tax.

If we discover that your policy has inadvertently become a modified endowment contract, unless you have indicated otherwise, we will assume that you do not want it to be classified as a modified endowment contract and attempt to fix this by refunding any excess premium with related interest. The excess gross premium will be refunded on a last-in, first-out basis and may be taken from the investment options in which your Account Value is allocated based on your premium allocation in effect.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Consult a qualified tax adviser to determine whether or not any distributions made in connection with a reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10.00% additional income tax penalty.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

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Other Tax Matters

Policy Loans

In general, interest on a policy loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. You should consult a qualified tax adviser before taking out a loan to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan (preferred loans are loans where the interest rate charged is less than or equal to the interest rate credited) available in the policy are uncertain. Before taking out a policy loan, you should consult a qualified tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy, other than a modified endowment contract, is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly. If your policy has large outstanding policy loans, you may have to choose between paying high premiums to keep the policy from lapsing and paying significant income tax if you allow the policy to lapse.

Accelerated Benefit Rider

The benefit payments under the Accelerated Benefit Rider are intended to be fully excludable from the gross income of the recipient if the recipient is the insured under the policy or is an individual who has no business or financial connection with the insured. (See Accelerated Benefit Rider, page 53, for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of a Policy

The tax consequences of continuing the policy after an insured person reaches age 100 are unclear. For example, in certain situations it is possible that after an insured person reaches age 100 the IRS could treat you as being in constructive receipt of the Account Value if the Account Value becomes equal to the death benefit. If this happens, an amount equal to the excess of the Account Value over the investment in the policy would be includible in your income at that time. Because we believe the policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a qualified tax adviser if you intend to keep the policy in force after an insured person reaches age 100.

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Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy solely for another life insurance policy or an endowment, annuity or qualified long term care contract. We accept Section 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult a qualified tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult a qualified tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action or tax reform is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or other means. It is also possible that any change may be retroactive (that is, effective before the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to return or refuse to accept all or part of your premium payments or to change your death benefit. We may reject any policy request, including a partial withdrawal request, if it would cause your policy to fail to qualify as life insurance or would cause us to return premium to you. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes. Any increase in your death benefit will cause an increase in your cost of insurance charges.

Policy Use in Various Plans and Arrangements

Policy owners may use the policy in various arrangements, including:

  Certain qualified plans;

  Non-qualified deferred compensation or salary continuance plans;

  Split dollar insurance arrangements;

  Executive bonus plans;

  Retiree medical benefit plans; and

  Other plans or arrangements.

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The tax consequences of these arrangements may vary depending on the particular facts and circumstances of each arrangement. If you want to use your policy with any of these various arrangements, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

Congress has enacted rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts that cover the life of an individual who is a 20.00% owner, or an officer, director or employee of a trade or business.) In addition, in certain instances a portion of the death benefit payable under an employer-owned policy may be taxable. As another example, special rules apply if a business is subject to the alternative minimum tax. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a qualified tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. However, if you reside in the U.S., we generally do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay additional income taxes and possibly penalties later. We will also report to the IRS the amount of any taxable distributions.

Life Insurance Purchases by Non-Resident Aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30.00% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult a qualified tax adviser before purchasing a policy.

Ownership and Beneficiary Designations

Ownership and beneficiary designations, including change of either, may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. The individual situation of each policy owner or beneficiary will determine the extent, if any, of these taxes and you should consult a qualified tax adviser.

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Same-Sex Relationships

Currently, section 3 of the federal Defense of Marriage Act does not recognize same-sex relationships for purposes of federal law. Therefore, benefits afforded by federal tax law to an opposite-sex spouse under the Internal Revenue Code, such as the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code section 401(a)(9), are currently NOT available to persons in a same-sex relationship. Persons in a same-sex relationship who are considering the purchase of a policy should consult a qualified tax adviser.

Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the “value” of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Account Value or the Net Account Value. You should consult with a qualified tax adviser for guidance as to the appropriate methodology for determining the fair market value of your policy.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

ADDITIONAL INFORMATION

General Policy Provisions

Your Policy

The policy is a contract between you and us and is the combination of:

  Your policy;

  A copy of your original application and applications for benefit increases or decreases;

  Your riders;

  Your endorsements;

  Your policy schedule pages; and

  Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

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A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

Age

We issue your policy at the insured person’s age (stated in your policy schedule) based on the nearest birthday to the Policy Date. On the Policy Date, the insured person can generally be no more than age 85 (age 70 for guaranteed issue policies).

We often use age to calculate rates, charges and values. We determine the insured person’s age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay Death Benefit Proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our Customer Service Center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receive the Death Benefit Proceeds. Other surviving beneficiaries receive Death Benefit Proceeds only if there are no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the Death Benefit Proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the Death Benefit Proceeds to you or to your estate, as owner. If a beneficiary is a minor, the Death Benefit Proceeds will be held in an interest bearing account until that beneficiary attains the age of majority.

You may name new beneficiaries during the insured person’s lifetime. We pay Death Benefit Proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other Tax Matters, page 75.

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Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries’ rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other Tax Matters, page 75.

Incontestability

After your policy has been in force during the lifetime of the insured person for two years from your Policy Date, we will not contest its validity except for nonpayment of premium. Likewise, after your policy has been in force during the lifetime of the insured person for two years from the effective date of any new coverage segment or benefit or from the date of reinstatement, we will not contest its validity except for nonpayment of premium.

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person’s age or gender has been misstated, we adjust the death benefit to the amount that would have been purchased for the insured person’s correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your Account Value on the last Monthly Processing Date before the insured person’s death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If the insured person commits suicide (while sane or insane) within two years of your Policy Date, unless otherwise required by law, we limit Death Benefit Proceeds to:

  The total premium we receive to the time of death; minus

  Any outstanding Loan Amount; minus

  Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage Segment or other increase if the insured person commits suicide (while sane or insane), within two years of the effective date of a new coverage Segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance and periodic fees and charges that were deducted for the increase.

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Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (traveler’s cheques, cashier’s checks, bank drafts, bank checks and treasurer’s checks, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000.00, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and your policy either entering the 61-day grace period or lapsing. See Lapse, page 69. See also Premium Payments Affect Your Coverage, page 26.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  Death Benefit Proceeds;

  Surrender Value;

  Partial withdrawals; and

  Loan proceeds.

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We may delay processing these transactions if:

  The New York Stock Exchange is closed for trading;

  Trading on the New York Stock Exchange is restricted by the SEC;

  There is an emergency so that it is not reasonably possible to sell securities in the Subaccounts or to determine the value of a Subaccount’s assets; and

  A governmental body with jurisdiction over the Separate Account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.

We execute transfers among the Subaccounts as of the Valuation Date of our receipt of your request at our Customer Service Center.

We determine the death benefit as of the date of the insured person’s death. The Death Benefit Proceeds are not affected by subsequent changes in the value of the Subaccounts.

We may delay payment from our Guaranteed Interest Division for up to six months, unless law requires otherwise, of surrender proceeds, partial withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Unless you request otherwise, we generally pay Death Benefit Proceeds into an interest bearing account that may be accessed by you or the beneficiary, as applicable, through a draftbook feature. This interest bearing account is backed by our general account, and the draftbook feature may be used to access the payment at any time without penalty. This account is not FDIC insured. Interest credited on this account may be less than you could earn if the lump-sum payment was invested outside of the policy. Additionally, interest credited on this account may be less than interest paid under other settlement options, and we seek to make a profit on this account.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for changes to your policy or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person’s death, we may require proof of the deceased insured person’s age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person’s next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

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Telephone Privileges

Telephone privileges may be provided to you and your agent/registered representative and his/her assistant. You may request such privileges for yourself and you may authorize us to grant such privileges to your agent/registered representative and his/her assistant by making the appropriate election(s) on your application or by contacting our Customer Service Center.

Telephone privileges allow you or your agent/registered representative and his/her assistant to call our Customer Service Center to:

  Make transfers;

  Change premium allocations;

  Change your dollar cost averaging and automatic rebalancing programs; and

  Request a loan.

Our Customer Service Center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  Requiring some form of personal identification;

  Providing written confirmation of any transactions; and

  Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we reasonably believe telephone instructions to be genuine, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time. See Limits on Frequent or Disruptive Transfers, page 63.

You may revoke these privileges at any time by writing to our Customer Service Center.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider’s or your agent/registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.

Non-participation

Your policy does not participate in the surplus earnings of Security Life of Denver Insurance Company.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  Articles on variable life insurance and other information published in business or financial publications;

  Indices or rankings of investment securities; and

  Comparisons with other investment vehicles, including tax considerations.

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We may use information regarding the past performance of the Subaccounts and funds. Past performance is not indicative of future performance of the Subaccounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain Subaccounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the Net Surrender Value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the Death Benefit Proceeds other than in one lump-sum payment, if you make this election during the insured person’s lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person’s death.

The investment performance of the Subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. The declared interest rate will never be less than 3.00%, and any declared interest rate will be in effect for at least 12 months. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20.00 and the total proceeds must be at least $2,000.00.

The following settlement options are available:

  Settlement Option I: Payouts for a Designated Period. Based on your selection, we will pay annual, semi-annual, quarterly or monthly installments per year for a designated period that may be 5 to 30 years. The installment dollar amounts will be equal except for any excess interest as described below.

  Settlement Option II: Life Income with Payouts for a Designated Period. Based on your selection, we will pay annual, semi-annual, quarterly or monthly installments per year throughout the payee's lifetime or, if longer, for a period of 5, 10, 15 or 20 years. The installment dollar amounts will be equal except for any excess interest as described below.

  Settlement Option III: Hold at Interest. You may leave amounts on deposit with us that we will pay on the death of the payee, or at any earlier date you select. Interest on any unpaid balance will be at the rate declared by us or at any higher rate required by law. You select whether interest will be left on deposit with us and accumulated or paid to you in monthly, quarterly, semi- annual or annual payments each year. You may not leave any amount on deposit for more than 30 years.

  Settlement Option IV: Payouts of a Designated Amount. Based on your selection, we will pay a designated amount in annual, semi-annual, quarterly or monthly equal installments per year until the proceeds, together with interest at the rate declared by us or at any higher rate required by law, are exhausted.

  Settlement Option V: Other. Settlement may be made in any other manner as agreed in writing between you (or the beneficiary) and us.

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If none of these settlement options have been elected, your Net Surrender Value or the Death Benefit Proceeds will be paid in one lump-sum payment.

Unless you request otherwise, Death Benefit Proceeds generally will be paid into an interest bearing account that is backed by our general account. This account is not FDIC insured and can be accessed by the beneficiary through a draftbook feature. The beneficiary may access the Death Benefit Proceeds at any time without penalty. Interest credited on this account may be less than you could earn if the lump-sum payment was invested outside of the policy. Additionally, interest credited on this account may be less than interest paid under other settlement options, and we seek to make a profit on this account.

See Transaction Processing, page 81.

Reports

Annual Statement. We will send you an annual statement once each policy year showing the amount of insurance coverage under your policy as well as your policy’s death benefit, Account and Surrender Values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

We send semi-annual reports with financial information on the mutual funds, including a list of investment holdings of each fund.

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Illustrations. To help you better understand how your Account Values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, planned premiums and rates of return (within limits) you specify. Unless not permitted under state law, we may assess a charge not to exceed $25.00 for each illustration you request after the first in a policy year. See Excess Illustration Fee, page 30. Subject to regulatory approval, personalized illustrations may be based upon a weighted average rather than an arithmetic average of fund expenses.

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our Customer Service Center toll-free at 1-877-253-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

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Distribution of the Policy

We sell the policy through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. All broker/dealers who sell the policy have entered into selling agreements with ING America Equities, Inc., our affiliate and the principal underwriter and distributor of the policy. ING America Equities, Inc. is organized under the laws of the State of Colorado, registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and a member of FINRA. Its principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2010, 2009 and 2008, the aggregate amount of underwriting commissions we paid to ING America Equities, Inc. was $34,106,441.00, $23,513,844.00 and $38,268,742.00, respectively.

ING America Equities, Inc. does not retain any commissions or other amounts paid to it by us for sales of the policy. Rather, it pays all the amounts received from us to the broker/dealers for selling the policy and part of that payment goes to your agent/registered representative.

The following affiliated broker-dealers have entered into agreements with ING

America Equities, Inc. for the sale of our variable life products:

  ING Financial Advisers, LLC

  ING Financial Partners, Inc.

The amounts that we pay for the sale of the policy can generally be categorized as either commissions or other amounts. The commissions we pay can be further categorized as base commissions which may include a portion for wholesaling or supplemental commissions. However categorized, commissions paid will not exceed the total of the percentages shown below.

Base commissions consist of a percentage of premium we receive for the policy up to the target premium amount and a percentage of premium we receive for the policy in excess of the target premium amount. We pay up to 90.00% of premium received up to target premium and 4.00% of premium received in excess of target premium received in the first segment year and 4.00% of premium received in renewal segment years two through five. These percentages may decrease thereafter.

Supplemental or wholesaling commissions are paid based on a percentage of target premiums we receive for the policy and certain other designated insurance products sold during a calendar year. The percentages of such commissions that we pay may increase as the aggregate amount of premiums received for all products issued by the company and/or its affiliates during the calendar year increases. The maximum percentage of supplemental commissions that we may pay is 43.50%.

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Generally, the commissions paid on premiums for Stated Death Benefit coverage under the policy are greater than those paid on premiums for coverage under the Adjustable Term Insurance Rider. Be aware of this and discuss with your agent/registered representative the appropriate usage of the Adjustable Term Insurance Rider coverage for your particular situation.

In addition to the sales compensation described above, ING America Equities, Inc. or the company, as appropriate, may also pay broker/dealers additional compensation or reimbursement of expenses for their efforts in selling the policy to you and other customers. These amounts may include:

  Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the company and/or its affiliates during the year;

  Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;

  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

  Sponsorship payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on sales of this product;

  Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of the policy; and

  Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre- approved training and education seminars and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the policy.

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The following is a list of the top 25 broker/dealers that, during 2010, received the most, in the aggregate, from us in connection with the sale of registered variable life insurance policies issued by us, ranked by total dollars received [list to be updated by amendment]:

  ING Financial Partners, Inc.

  NFP Securities, Inc.

  LPL Financial Corporation

  Multi-Financial Securities Corporation

  AXA Advisors, LLC

  Financial Network Investment Corporation

  Triad Advisors, Inc.

  The Leaders Group, Inc.

  National Planning Corporation

  M Holdings Securities, Inc.

  SagePoint Financial, Inc.

  ProEquities, Inc.

  Centaurus Financial, Inc.

  Raymond James Financial Services, Inc.

  P.J. Robb Variable Corporation

  Capital Analysts Inc.

  QA3 Financial Corp.

  First Heartland Capital, Inc.

  Mutual Service Corporation

  Ogilvie Security Advisors

  Papalia Securities, Inc.

  Commonweath Financial Network® Inc.

  Ash Securities Wholesaling, Inc.

  Morgan Stanley Smith Barney LLC

  PlanMember Securities Corporation

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable life insurance policies. It is important for you to know that the payment of volume or sales-based compensation to a broker/dealer or registered representative may provide that registered representative a financial incentive to promote our policies over those of another company and may also provide a financial incentive to promote the policy offered by this prospectus over one of our other policies.

Legal Proceedings

We are not aware of any pending legal proceedings that involve the Separate Account as a party.

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The company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the company’s operations or financial position.

ING America Equities, Inc., the principal underwriter and distributor of the policy, is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Some of these suits may seek class action status and sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. ING America Equities, Inc. is not involved in any legal proceeding that, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the policy.

Financial Statements

Financial statements of the Separate Account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

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APPENDIX A

Definition of Life Insurance Factors

Guideline Premium Test Factors

Attained		Attained		Attained		Attained		Attained Age
Age	Factor	Age	Factor	Age	Factor	Age	Factor		Factor
0-40 41 42 43 44 45 46 47	2.50 2.43 2.36 2.29 2.22 2.15 2.09 2.03	48 49 50 51 52 53 54 55	1.97 1.91 1.85 1.78 1.71 1.64 1.57 1.50	56 57 58 59 60 61 62 63	1.46 1.42 1.38 1.34 1.30 1.28 1.26 1.24	64 65 66 67 68 69 70 71	1.22 1.20 1.19 1.18 1.17 1.16 1.15 1.13	72 73 74 75 – 90 91 92 93 94 95 +	1.11 1.09 1.07 1.05 1.04 1.03 1.02 1.01 1.00

Cash Value Accumulation Test Factors

The cash value accumulation test factors vary depending on the age and gender of the insured person.

Generally, the cash value accumulation test requires that a policy’s death benefit must be sufficient so that the Account Value does not at any time exceed the net single premium required to fund the policy’s future benefits. The net single premium for a policy is calculated using the greater of 4.00% or the rates of interest guaranteed in the Guaranteed Interest Division of the policy and the 2001 Commissioner’s Standard Ordinary Mortality Table and will vary according to the age and gender of the insured person. The factors for the cash value accumulation test are then equal to 1 divided by the net single premium per dollar of paid up whole life insurance for the applicable age and gender.

A-1

APPENDIX B

[Information to be updated by amendment.]

Funds Available Through the Separate Account

The following chart lists the mutual funds that are currently available through the Subaccounts of the Separate Account, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about the funds can be found in the current prospectus for each fund. If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating Account Value to the Subaccounts that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
American Funds® – Growth Fund	Investment Adviser:	Seeks growth of capital by investing
(Class 2)	Capital Research and Management	primarily in common stocks.
CompanySM
American Funds® – Growth-Income	Investment Adviser:	Seeks capital growth over time and
Fund (Class 2)	Capital Research and Management	income by investing primarily in U.S.
	CompanySM	common stocks or other securities that
demonstrate the potential for
appreciation and/or dividends.
American Funds® – International	Investment Adviser:	Seeks growth of capital over time by
Fund (Class 2)	Capital Research and Management	investing primarily in common stocks
	CompanySM	of companies located outside the
United States.
BlackRock Global Allocation V.I.	Investment Adviser:	The fund seeks to provide high total
Fund (Class III)	BlackRock Advisors, LLC	return through a fully managed
	Subadvisers:	investment policy utilizing U.S. and
	BlackRock Investment Management,	foreign equity, debt and money market
	LLC; BlackRock Asset Management	instruments, the combination of which
	U.K. Limited	will be varied from time to time both
with respect to types of securities and
markets in response to changing market
and economic trends.
Fidelity® VIP Contrafund Ò Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Service Class)	Fidelity Management & Research
Company
Subadvisers:
FMR Co., Inc.; Fidelity Management &
Research (U.K.) Inc.; Fidelity Research
& Analysis Company; Fidelity
Investments Japan Limited; Fidelity
International Investment Advisors;
Fidelity International Investment
Advisors (U.K.) Limited

Investment Adviser/
Fund Name	Subadviser	Investment Objective
Fidelity® VIP Equity-Income	Investment Adviser:	Seeks reasonable income. Also
Portfolio (Service Class)	Fidelity Management & Research	considers the potential for capital
	Company	appreciation. Seeks to achieve a yield
	Subadvisers:	which exceeds the composite yield on
	FMR Co., Inc.; Fidelity Management &	the securities comprising the Standard
	Research (U.K.) Inc.; Fidelity Research	& Poor's 500SM Index.
& Analysis Company; Fidelity
Investments Japan Limited; Fidelity
International Investment Advisors;
Fidelity International Investment
Advisors (U.K.) Limited
ING Artio Foreign Portfolio (Class I)	Investment Adviser:	Seeks long-term growth of capital.
Directed Services LLC
Subadviser:
Artio Global Management, LLC
ING Blackrock Health Sciences	Investment Adviser:	A diversified portfolio that seeks long-
Opportunities Portfolio (Class I)	Directed Services LLC	term capital growth.
Subadviser:
BlackRock Advisors, LLC
ING BlackRock Large Cap Growth	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
BlackRock Investment Management,
LLC
ING Clarion Global Real Estate	Investment Adviser:	A diversified portfolio that seeks to
Portfolio (Class S)	ING Investments, LLC	provide investors with high total return,
	Subadviser:	consisting of capital appreciation and
	ING Clarion Real Estate Securities	current income.
LLC
ING DFA Global Allocation Portfolio	Investment Adviser:	Seeks high level of total return,
(Class I)	Directed Services LLC	consisting of capital appreciation and
	Subadviser:	income.
Dimensional Fund Advisors LP
ING DFA World Equity Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
Dimensional Fund Advisors LP
ING FMRSM Diversified Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Fidelity Management & Research
Company
ING Franklin Templeton Founding	Investment Adviser:	Seeks capital appreciation and
Strategy Portfolio (Class I)	Directed Services LLC	secondarily, income.
ING Global Resources Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services LLC	long-term capital appreciation.
Subadviser:
ING Investment Management Co.
ING Invesco Van Kampen Growth	Investment Adviser:	Seeks long-term growth of capital and
and Income Portfolio (Class S)	Directed Services LLC	income.
Subadviser:
Invesco Advisers, Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING JPMorgan Emerging Markets	Investment Adviser:	Seeks capital appreciation.
Equity Portfolio (Class I)	Directed Services LLC
Subadviser:
J.P. Morgan Investment Management
Inc.
ING JPMorgan Small Cap Core	Investment Adviser:	Seeks capital growth over the long
Equity Portfolio (Class I)	Directed Services LLC	term.
Subadviser:
J.P. Morgan Investment Management
Inc.
ING Large Cap Growth Portfolio	Investment Adviser:	Seeks long-term capital growth.
(Class I)	Directed Services LLC
Subadviser:
ING Investment Management Co.
ING Limited Maturity Bond	Investment Adviser:	Seeks highest current income consistent
Portfolio (Class S)	Directed Services LLC	with low risk to principal and liquidity
	Subadviser:	and secondarily, seeks to enhance its
	ING Investment Management Co.	total return through capital appreciation
when market factors, such as falling
interest rates and rising bond prices,
indicate that capital appreciation may
be available without significant risk to
principal.
ING Liquid Assets Portfolio (Class S)	Investment Adviser:	Seeks high level of current income
	Directed Services LLC	consistent with the preservation of
	Subadviser:	capital and liquidity.
ING Investment Management Co.
ING MFS Total Return Portfolio	Investment Adviser:	Seeks above-average income
(Class I)	Directed Services LLC	(compared to a portfolio entirely
	Subadviser:	invested in equity securities) consistent
	Massachusetts Financial Services	with the prudent employment of
	Company	capital. Secondarily seeks reasonable
opportunity for growth of capital and
income.
ING MFS Utilities Portfolio (Class S)	Investment Adviser:	Seeks total return.
Directed Services LLC
Subadviser:
Massachusetts Financial Services
Company
ING Marsico Growth Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
Marsico Capital Management, LLC
ING PIMCO Total Return Bond	Investment Adviser:	Seeks maximum total return, consistent
Portfolio (Class I)	Directed Services LLC	with preservation of capital and prudent
	Subadviser:	investment management.
Pacific Investment Management
Company LLC
ING Pioneer Fund Portfolio (Class I)	Investment Adviser:	Seeks reasonable income and capital
	Directed Services LLC	growth.
Subadviser:
Pioneer Investment Management, Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Pioneer Mid Cap Value	Investment Adviser:	Seeks capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Pioneer Investment Management, Inc.
ING Retirement Growth Portfolio	Investment Adviser:	Seeks a high level of total return
(Class I)	Directed Services LLC	(consisting of capital appreciation and
	Asset Allocation Consultants:	income) consistent with a level of risk
	Asset Allocation Committee.	that can be expected to be greater than
that of ING Retirement Moderate
Growth Portfolio.
ING Retirement Moderate Growth	Investment Adviser:	Seeks a high level of total return
Portfolio (Class I)	Directed Services LLC	(consisting of capital appreciation and
	Asset Allocation Consultants:	income) consistent with a level of risk
	Asset Allocation Committee	that can be expected to be greater than
that of ING Retirement Moderate
Portfolio but less than that of ING
Retirement Growth Portfolio.
ING Retirement Moderate Portfolio	Investment Adviser:	Seeks a high level of total return
(Class I)	Directed Services LLC	(consisting of capital appreciation and
	Asset Allocation Consultants:	income) consistent with a level of risk
	Asset Allocation Committee	that can be expected to be less than that
of ING Retirement Moderate Growth
Portfolio.
ING T. Rowe Price Capital	Investment Adviser:	Seeks, over the long-term, a high total
Appreciation Portfolio (Class I)	Directed Services LLC	investment return, consistent with the
	Subadviser:	preservation of capital and prudent
	T. Rowe Price Associates, Inc.	investment risk.
ING T. Rowe Price Equity Income	Investment Adviser:	Seeks substantial dividend income as
Portfolio (Class I)	Directed Services LLC	well as long-term growth of capital.
Subadviser:
T. Rowe Price Associates, Inc.
ING T. Rowe Price International	Investment Adviser:	Seeks long-term growth of capital.
Stock Portfolio (Class I)	Directed Services LLC
Subadviser:
T. Rowe Price Associates, Inc.
ING U.S. Stock Index Portfolio	Investment Adviser:	Seeks total return.
(Class I)	Directed Services LLC
Subadviser:
ING Investment Management Co.
ING Baron Small Cap Growth	Investment Adviser:	Seeks capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
BAMCO, Inc.
ING Columbia Small Cap Value II	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Columbia Management Advisors, LLC
ING Global Bond Portfolio (Class S)	Investment Adviser:	Seeks to maximize total return through
	Directed Services LLC	a combination of current income and
	Interim Subadviser:	capital appreciation.
ING Investment Management Co.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Invesco Van Kampen Comstock	Investment Adviser:	Seeks capital growth and income.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Invesco Advisers, Inc.
ING Invesco Van Kampen Equity	Investment Adviser:	Seeks total return, consisting of long-
and Income Portfolio (Class I)	Directed Services LLC	term capital appreciation and current
	Subadviser:	income.
Invesco Advisers, Inc.
ING JPMorgan Mid Cap Value	Investment Adviser:	Seeks growth from capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
J. P. Morgan Investment Management
Inc.
ING Oppenheimer Global Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
OppenheimerFunds, Inc.
ING Pioneer High Yield Portfolio	Investment Adviser:	Seeks to maximize total return through
(Class I)	Directed Services LLC	income and capital appreciation.
Subadviser:
Pioneer Investment Management, Inc.
ING T. Rowe Price Diversified Mid	Investment Adviser:	Seeks long-term capital appreciation.
Cap Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
T. Rowe Price Associates, Inc.
ING UBS U.S. Large Cap Equity	Investment Adviser:	Seeks long-term growth of capital and
Portfolio (Class I)	Directed Services LLC	future income.
Subadviser:
UBS Global Asset Management
(Americas) Inc.
ING Balanced Portfolio (Class I)	Investment Adviser:	Prior to July 15, 2010, the portfolio
	ING Investments, LLC	seeks to maximize investment return,
	Subadviser:	consistent with reasonable safety of
	ING Investment Management Co.	principal, by investing in a diversified
portfolio of one or more of the
following asset classes: stocks, bonds
and cash equivalents, based on the
judgment of the portfolio’s
management, of which of those sectors
or mix thereof offers the best
investment prospects.

Effective July 15, 2010, the portfolio
seeks total return consisting of capital
appreciation (both realized and
unrealized) and current income; the
secondary investment objective is long-
term capital appreciation.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Intermediate Bond Portfolio	Investment Adviser:	Seeks to maximize total return
(Class I)	ING Investments, LLC	consistent with reasonable risk. The
	Subadviser:	portfolio seeks its objective through
	ING Investment Management Co.	investments in a diversified portfolio
consisting primarily of debt securities.
It is anticipated that capital
appreciation and investment income
will both be major factors in achieving
total return.
ING Growth and Income Portfolio	Investment Adviser:	Seeks to maximize total return through
(Class I)	ING Investments, LLC	investments in a diversified portfolio of
	Subadviser:	common stocks and securities
	ING Investment Management Co.	convertible into common stocks. It is
anticipated that capital appreciation and
investment income will both be major
factors in achieving total return.
ING Index Plus LargeCap Portfolio	Investment Adviser:	Seeks to outperform the total return
(Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	500® Composite Stock Price Index,
	ING Investment Management Co.	while maintaining a market level of
risk.
ING Index Plus MidCap Portfolio	Investment Adviser:	Seeks to outperform the total return
(Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	MidCap 400 Index, while maintaining a
	ING Investment Management Co.	market level of risk.
ING Index Plus SmallCap Portfolio	Investment Adviser:	Seeks to outperform the total return
(Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	SmallCap 600 Index, while maintaining
	ING Investment Management Co.	a market level of risk.
ING International Index Portfolio	Investment Adviser:	Seeks investment results (before fees
(Class S)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of a widely accepted
	ING Investment Management Co.	International Index.
ING RussellTM Large Cap Growth	Investment Adviser:	A non diversified portfolio that seeks
Index Portfolio (Class I)	ING Investments, LLC	investment results (before fees and
	Subadviser:	expenses) that correspond to the total
	ING Investment Management Co.	return of the Russell Top 200® Growth
Index.
ING RussellTM Large Cap Index	Investment Adviser:	Seeks investment results (before fees
Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of the Russell Top 200®
	ING Investment Management Co.	Index.
ING RussellTM Large Cap Value	Investment Adviser:	A non diversified portfolio that seeks
Index Portfolio (Class I)	ING Investments, LLC	investment results (before fees and
	Subadviser:	expenses) that correspond to the total
	ING Investment Management Co.	return of the Russell Top 200® Value
Index.
ING RussellTM Mid Cap Growth	Investment Adviser:	A non-diversified portfolio that seeks
Index Portfolio (Class I)	ING Investments, LLC	investment results (before fees and
	Subadviser:	expenses) that correspond to the total
	ING Investment Management Co.	return of the Russell Midcap® Growth
Index.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING RussellTM Small Cap Index	Investment Adviser:	Seeks investment results (before fees
Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of the Russell 2000® Index.
ING Investment Management Co.
ING Small Company Portfolio	Investment Adviser:	Seeks growth of capital primarily
(Class S)	ING Investments, LLC	through investment in a diversified
	Subadviser:	portfolio of common stocks of
	ING Investment Management Co.	companies with smaller market
capitalizations.
ING U.S. Bond Index Portfolio	Investment Adviser:	Seeks investment results (before fees
(Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of the Barclays Capital U.S.
	Neuberger Berman Fixed Income LLC	Aggregate Bond Index Ò .
ING SmallCap Opportunities	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co.
M Business Opportunity Value	Investment Adviser:	Seeks to provide long-term capital
Fund*	M Financial Investment Advisers, Inc.	appreciation.
Subadviser:
Iridian Asset Management LLC
M Capital Appreciation Fund*	Investment Adviser:	Seeks to provide maximum capital
	M Financial Investment Advisers, Inc.	appreciation.
Subadviser:
Frontier Capital Management
Company, LLC
M International Equity Fund*	Investment Adviser:	Seeks to provide long-term capital
	M Financial Investment Advisers, Inc.	appreciation.
Subadviser:
Brandes Investment Partners, L.P.
M Large Cap Growth Fund*	Investment Adviser:	Seeks to provide long-term capital
	M Financial Investment Advisers, Inc.	appreciation.
Subadviser:
DSM Capital Partners LLC
Neuberger Berman AMT Socially	Investment Adviser:	Seeks long-term growth of capital by
Responsive Portfolio® (Class I)	Neuberger Berman Management LLC	investing primarily in securities of
	Subadviser:	companies that meet the portfolio’s
	Neuberger Berman LLC	financial criteria and social policy.

* This fund is only available through broker/dealers associated with the M Financial Group.

APPENDIX C

Glossary of Important Terms

This glossary identifies some of the important terms that we have used throughout this prospectus and that have special meaning.

Account Value: The Account Value is equal to the value of: (a) amounts allocated to the Subaccounts of the Separate Account; plus (b) amounts allocated to the Guaranteed Interest Division; plus (c) any amounts set aside in the Loan Division.

Accumulation Unit: An Accumulation Unit is a unit of measurement used to calculate the Account Value in each Subaccount of the Separate Account.

Accumulation Unit Value: The Accumulation Unit Value of a Subaccount of the Separate Account is determined as of each Valuation Date. We use an Accumulation Unit Value to measure the experience of each Subaccount of the Separate Account during a valuation period. The Accumulation Unit Value for a Valuation Date equals the Accumulation Unit Value for the preceding Valuation Date multiplied by the accumulation experience factor for the valuation period ending on the Valuation Date.

Age: Age is the age of the insured person on his or her birthday nearest the Policy Date. We issue your policy at the age shown in your Schedule.

Attained Age: Attained age is the insured person's age as of the Policy Date plus the number of completed policy years.

Base Death Benefit: The Base Death Benefit is the death benefit of your policy and does not include any additional death benefit provided by riders attached to your policy, if any. We calculate the Base Death Benefit according to one of three death benefit options.

Death Benefit Proceeds: Death Benefit Proceeds equals: (a) the Total Death Benefit in effect on the date of the Insured's death; plus (b) any amounts payable under any riders attached to the policy other than the Adjustable Term Insurance Rider; minus (c) any outstanding Loan Amount; minus (d) any outstanding fees and charges incurred before the insured person’s death; and minus (e) any outstanding accelerated benefit lien including accrued lien interest.

General Account: The general account holds all of our assets other than those held in the Separate Account or our other separate accounts. The Guaranteed Interest Division is a part of the general account and provides guarantees of principal and interest. The Loan Division is also part of the general account.

Grace Period: The grace period is the 61 day period after which your policy will lapse unless you make a required premium payment. The grace period will begin on a Monthly Processing Date if on that date the Net Account Value is zero or less.

Guaranteed Interest Division: The Guaranteed Interest Division is another investment option to which you may allocate all or part of the Account Value. The value of the Guaranteed Interest Division is equal to amounts allocated to this division plus any credited interest minus deductions taken from this division.

Initial Period: The initial period begins on the Investment Date and ends on the date we mail your policy to you plus five days and plus the right to examine period.

Insured Person: The insured person is the person whose life is insured by your policy. The insured person may or may not be the owner of your policy.

Investment Date: The Investment Date is the first date on which we allocate the Net Premium payment to your policy. We will allocate the initial Net Premium to your policy at the end of the valuation period during which all of the following requirements are satisfied: (a) we receive the amount of premium required for coverage to begin under your policy; (b) we have approved your policy for issue; and (c) all issue requirements have been met and received at our Customer Service Center.

Loan Amount: The Loan Amount equals: (a) any outstanding loan plus accrued loan interest as of the beginning of the policy year; plus (b) new loans; plus (c) accrued but unpaid loan interest; minus (d) loan repayments.

Loan Division: The Loan Division is the part of the general account in which funds are set aside to secure payment of any Loan Amount.

Monthly Deduction: The monthly deduction is equal to the monthly cost of insurance charge, policy charge, administrative charge and mortality and expense risk charge for your policy and the monthly charges, if any, for additional benefits provided by your riders.

Monthly Processing Date: The Monthly Processing Date is the date each month on which the monthly deduction from the Account Value is due. The first Monthly Processing Date is the Policy Date or the Investment Date, if later. Subsequent Monthly Processing Dates are the same calendar day of each month as the Policy Date. If that date is not a Valuation Date, the Monthly Processing Date will be the next Valuation Date.

Net Account Value: The Net Account Value is equal to: (a) the Account Value; minus (b) any Loan Amount.

Net Premium: Net Premium equals: (a) the premium received; minus (b) the premium expense charge. We deduct this charge from each premium before allocating the premium to the Account Value.

Net Surrender Value: The Net Surrender Value equals: (a) the Surrender Value; minus (b) any Loan Amount.

Policy Date: The Policy Date is the date from which we measure policy years, policy months and policy anniversaries, and it determines the Monthly Processing Date. It is the date coverage under the policy begins.

Right to Examine Period: The right to examine period is the number of days after delivery of your policy during which you have the right to examine your policy and return it for a refund.

Scheduled Premium: Scheduled premium is the amount that you indicate on your application as the amount you intend to pay at fixed intervals over a certain period. You may specify the interval as monthly, quarterly, semiannually or annually.

Segment: A Segment is a piece of death benefit coverage. Each increase in the Stated Death Benefit (other than due to a death benefit option change) will create a new Segment.

Separate Account: The Separate Account is an account established by us, pursuant to the laws of the State of Colorado, to separate the assets funding the benefits for the class of policies to which this policy belongs from our other assets. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940.

Stated Death Benefit: The Stated Death Benefit is the sum of the Segments under your policy. The Stated Death Benefit changes when there is an increase, decrease or a transaction that causes your policy to change.

Subaccounts: We divide the Separate Account into Subaccounts, each of which invests in a corresponding underlying mutual fund. The current eligible Subaccounts are shown in this prospectus. From time to time, we may add additional Subaccounts. If we do, we may allow you to choose from these other Subaccounts subject to the terms and conditions we may impose on your premium allocations.

Surrender Value: Surrender Value is equal to: (a) the Account Value, minus (b) surrender charges, if any.

Target Death Benefit: The Target Death Benefit is an amount of death benefit coverage scheduled by you at issue and it may vary by year. If you do not have the Adjustable Term Insurance Rider, the Target Death Benefit in all years is the same as the Stated Death Benefit.

Target Premium: Target premium for each Segment of Stated Death Benefit is actuarially determined based on the age and gender of the insured person. The target premium is used to determine your premium expense charge and the sales compensation we pay. Payment of the target premium does not guarantee that your policy will not lapse, and you may need to pay additional premiums to keep your policy in force.

Total Death Benefit: The Total Death Benefit is equal to the Base Death Benefit, plus the death benefit from your Adjustable Term Insurance Rider, if any.

Valuation Date: A Valuation Date is each date on which the Accumulation Unit Value of the Subaccounts of the Separate Account and the net asset value of the shares of the corresponding mutual funds are determined. Currently, these values are determined after the close of business of the New York Stock Exchange (“NYSE”) on any normal business day, Monday through Friday, when the NYSE is open for trading.

Valuation Period: A valuation period is the period that begins at 4:00 p.m. Eastern time on a Valuation Date and ends at 4:00 p.m. Eastern time on the next Valuation Date.

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the Separate Account or the policy, the following documents are available free upon request:

  Statement of Additional Information (“SAI”) – The SAI contains more specific information about the Separate Account and the policy, as well as the financial statements of the Separate Account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:

Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Security Life Separate Account L1	1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company	1

  A personalized illustration of policy benefits – A personalized illustration can help you understand how the policy works, given the policy’s fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy’s death benefits, Account Value and Surrender Value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $25.00 for each personalized illustration you request after the first each policy year. See Excess Illustration Fee, page 30.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:

ING Customer Service Center
P.O. Box 5065
Minot, ND 58702-5065
1-877-253-5050
www.ingservicecenter.com

If you received a summary prospectus for any of the mutual funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus. Additional information about us, the Separate Account or the policy (including the SAI) can be reviewed and copied from the SEC’s Internet website (www.sec.gov) or at the SEC’s Public Reference Branch in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC’s Public Reference Branch at 100 F Street, NE, Room 1580, Washington, DC 20549. More information about operation of the SEC’s Public Reference Branch can be obtained by calling 202-551-8090. When looking for information regarding the policy offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the 1933 Act. This number is 333-147534.

1940 Act File No. 811-08292 1933
Act file No. 333-147534

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

SECURITY LIFE SEPARATE ACCOUNT L1
OF
SECURITY LIFE OF DENVER INSURANCE COMPANY

Statement of Additional Information Dated April 29, 2011

ING VUL-CV
 A Flexible Premium Adjustable Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current ING Corporate VUL prospectus dated April 29, 2011. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Security Life Separate Account L1.

A free prospectus is available upon request by contacting the Security Life of Denver Insurance Company’s Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, by calling 1-877-253-5050 or by accessing the SEC’s website at www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

TABLE OF CONTENTS

Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Security Life Separate Account L1	1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company	1

GENERAL INFORMATION AND HISTORY

Security Life of Denver Insurance Company (the “company,” “we,” “us,” “our”) issues the policy described in the prospectus and is responsible for providing each policy’s insurance benefits. We are a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado and an indirect, wholly owned subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our headquarters is at 1290 Broadway, Denver, Colorado 80203-5699.

We established the Security Life Separate Account L1 (the “Separate Account”) on November 3, 1993, as one of our separate accounts under the laws of the State of Colorado for the purpose of funding variable life insurance policies issued by us. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available Subaccounts of the Separate Account. Each Subaccount invests in shares of a corresponding mutual fund at net asset value. We may make additions to, deletions from or substitutions of available mutual funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the Separate Account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the mutual funds or affiliates of the mutual funds available through the policies. See “Fees and Charges” in the prospectus.

The company maintains custody of the assets of the Separate Account. As custodian, the company holds cash balances for the Separate Account pending investment in the mutual funds or distribution. The mutual funds in whose shares the assets of the Subaccounts of the Separate Account are invested each have custodians, as discussed in the respective mutual fund prospectuses.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the Subaccounts of the Separate Account and the mutual funds available for investment through the Subaccounts of the Separate Account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. SUCH PERFORMANCE INFORMATION FOR THE SUBACCOUNTS WILL REFLECT THE DEDUCTION OF ALL FUND FEES AND CHARGES, INCLUDING INVESTMENT MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES BUT WILL NOT REFLECT DEDUCTIONS FOR ANY POLICY FEES AND CHARGES. IF THE POLICY’S TAX, SALES, COST OF INSURANCE, MORTALITY AND EXPENSE RISK, POLICY AND ADMINISTRATIVE CHARGES AND THE OTHER TRANSACTION, PERIODIC OR OPTIONAL BENEFITS FEES AND CHARGES WERE DEDUCTED, THE PERFORMANCE SHOWN WOULD BE SIGNIFICANTLY LOWER.

With respect to performance reporting it is important to remember that past performance does not guarantee future results. Current performance may be higher or lower than the performance shown and actual investment returns and principal values will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

2

Performance history of the Subaccounts of the Separate Account and the corresponding mutual funds is measured by comparing the value at the beginning of the period to the value at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years (if the mutual fund has been in existence for these periods) and since the inception date of the mutual fund (if the mutual fund has been in existence for less than ten years). We may provide performance information showing average annual total returns for periods prior to the date a Subaccount commenced operation. We will calculate such performance information based on the assumption that the Subaccounts were in existence for the same periods as those indicated for the mutual funds, with the level of charges at the Separate Account level that were in effect at the inception of the Subaccounts. Performance information will be specific to the class of mutual fund shares offered through the policy, however, for periods prior to the date a class of mutual fund shares commenced operations, performance information may be based on a different class of shares of the same mutual fund. In this case, performance for the periods prior to the date a class of mutual fund shares commenced operations will be adjusted by the mutual fund fees and expenses associated with the class of mutual fund shares offered through the policy.

We may compare performance of the Subaccounts and/or the mutual funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the Subaccounts, whose performance is reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar. Inc. (“Morningstar”) or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s and Fortune. Lipper and Morningstar are independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper’s and Morningstar’s rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each Subaccount in advertising and sales literature to the Standard & Poor’s Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each Subaccount to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

To help you better understand how your policy’s death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and Separate Account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the mutual funds of 0.00% and other percentages not to exceed 12.00% or on the actual historical experience of the mutual funds as if the Subaccounts had been in existence and a policy issued for the same periods as those indicated for the mutual funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065 or by calling 1-877-253-5050.

3

EXPERTS
[Section to be completed by amendment.]

The statements of assets and liabilities of Security Life Separate Account L1 as of December 31, 2010, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of Security Life of Denver Insurance Company as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, included in this Statement of Additional Information, have been audited by _________________, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS
[Section to be completed by amendment.]

The financial statements of the Separate Account reflect the operations of the Separate Account as of and for the year ended December 31, 2010, and have been audited by _________________, independent registered public accounting firm.

The statutory basis financial statements of the Company as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, have been audited by _________________, independent registered public accounting firm. The financial statements of the Company should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. The statutory basis financial statements of the Company as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, have been prepared on the basis of statutory accounting practices prescribed or permitted by the State of Colorado Division of Insurance.

The primary business address of _________________ is ________________________________________________.

[FINANCIAL STATEMENTS TO BE ADDED BY AMENDMENT.]

4

333-147534	April 2011

Part C
OTHER INFORMATION

Item 26		Exhibits

(a)	(1)	Resolution of the Executive Committee of the Board of Directors of Security Life of Denver Insurance
Company ("Security Life of Denver") authorizing the establishment of the Registrant. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April
27, 1998; File No. 33-74190.)

(b)	Not Applicable.

(c)	(1)	Security Life of Denver Distribution Agreement. (Incorporated herein by reference to Post-Effective
Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)
	(2)	First Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated
herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9,
2002; File No. 33-74190.)
	(3)	Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated
herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on May 10,
1999; File No. 333-72753.)
	(4)	Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated
herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on January
30, 2001; File No. 333-50278.)
	(5)	Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated
herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April
19, 2001; File No. 33-74190.)
	(6)	Amendment to Security Life of Denver Insurance Company Distribution Agreement. (Incorporated
herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 9,
2002; File No. 33-74190.)
	(7)	Specimen Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Compensation
Schedule. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6
Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate
Account L1, filed on March 2, 1998; File No. 33-74190.)
	(8)	Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Paine Webber
Incorporated. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6
Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate
Account L1, filed on April 30, 1997; File No. 33-88148.)
	(9)	Compensation Schedule. (Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security
Life Separate Account L1, filed on April 10, 2002; File No. 333-50278.)
	(10)	Commission Schedule for Policies. (Incorporated herein by reference to the Pre-Effective Amendment
No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its
Security Life Separate Account L1, filed on January 30, 2001; File No. 333-50278.)
	(11)	Specimen Master Sales and Supervisory Agreement with Compensation Schedule. (Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April
25, 2000; File No. 33-74190.)
	(12)	Administrative Services Agreement between Security Life of Denver and Financial Administrative
Services Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form
S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate
Account L1, filed on April 27, 1998; File No. 33-74190.)

	(13)	Amendment to Administrative Services Agreement between Security Life of Denver and Financial
Administrative Services Corporation. (Incorporated herein by reference to Post-Effective Amendment
No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its
Security Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)
	(14)	Intercompany Agreement, effective as of January 1, 2010, between Directed Services LLC and Security
Life of Denver Insurance Company.
	(15)	Intercompany Agreement, effective as of January 1, 2010, between ING Investment Management LLC and Security Life of Denver Insurance Company.

(d)	(1)	Variable Universal Life Insurance Policy (Form No. 2517(VUL)-03/08). (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on January 31, 2008; File
No. 333-147534.)
	(2)	Accelerated Benefit Rider (Form No. R2030-03/08). (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Form N-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on January 31, 2008; File No. 333-147534.)
	(3)	Additional Insured Rider (Form No. R1343-4/06). (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Form N-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on October 6, 2010; File No. 333-168047.)
	(4)	Adjustable Term Insurance Rider (Form No. R2031-03/08). (Incorporated herein by reference to Pre-
Effective Amendment No. 1 to the Form N-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on January 31, 2008; File No. 333-
147534.)
	(5)	Guaranteed Death Benefit Rider. (Form No. R2025-4/04). (Incorporated herein by reference to the Form
N-6 Initial Registration Statement of Security Life of Denver Insurance Company and its Security Life
Separate Account L1, File No. 333-117329, as filed on July 1, 2004.)
	(6)	Guaranteed Minimum Accumulation Benefit Rider (Form No. R2032-03/08). (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on January 31, 2008; File
No. 333-147534.)
	(7)	Overloan Lapse Protection Rider (Form No. R028-05/07). (Incorporated herein by reference to Pre-
Effective Amendment No. 1 to the Form N-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on September 7, 2007; File No.
333-143973.)
	(8)	Waiver of Cost of Insurance Rider (Form No. R2021-3/01). (Incorporated herein by reference to the Pre-
Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on January 30, 2001; File No. 333-
50278.)
	(9)	Waiver of Specified Premium Total Disability Rider (Form No. R2020-3/01). (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life
of Denver Insurance Company and its Security Life Separate Account L1, filed on January 30, 2001;
File No. 333-50278.)

(e)	(1)	Individual Life Insurance Application (Form No. ICC09 153756). (Incorporated herein by reference to the Form N-6 Initial Registration Statement of Security Life of Denver Insurance Company and its
Security Life Separate Account L1, File No. 333-168047, as filed on July 9, 2010.)
	(2)	Fund Allocation of Premium Payments Form (Form No. 139191).
	(3)	M Financial Fund Allocation of Premium Payments Form (Form No. 139192).

(f)	(1)	Security Life of Denver's Restated Articles of Incorporation. (Incorporated herein by reference to Post-
Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-
74190.)
	(2)	Amendments to Articles of Incorporation through June 12, 1987. (Incorporated herein by reference to
Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 33-
74190.)

	(3)	Amendments to Articles of Incorporation through November 12, 2001. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No.
33-74190.)
	(4)	Security Life of Denver's By-Laws. (Incorporated herein by reference to Post-Effective Amendment No.
7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security
Life Separate Account L1, filed on April 27, 1998; File No. 33-74190.)
	(5)	Bylaws of Security Life of Denver Insurance Company (Restated with Amendments through September
30, 1997). (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6
Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate
Account L1, filed on October 29, 1997; File No. 33-74190.)

(g)	Not Applicable.

(h)	(1)	(a) Participation Agreement by and among AIM Variable Insurance Funds, Inc., Security Life of
Denver Insurance Company, on Behalf of Itself and its Separate Accounts and ING America
Equities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6
Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate
Account L1, filed on March 2, 1998; File No. 033-74190.)
(b) Amendment No. 1 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security
Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
(c) Amendment No. 2 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security
Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
(d) Amendment No. 3 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security
Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27,
1998; File No. 033-74190.)
(e) Amendment No. 4 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security
Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
February 29, 2000; File No. 333-72753.)
(f) Amendment No. 5 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security
Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on January 30,
2001; File No. 333-50278.)
(g) Amendment No. 6 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security
Life of Denver Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December
19, 2001; File No. 333-73464.)
(h) Expense Allocation Agreement between A I M Advisors, Inc., A I M Distributors, Inc. and Security
Life of Denver. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the
Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security
Life Separate Account L1, filed on April 29, 1999; File No. 33-74190.)
(i) Amendment No. 1 to Expense Allocation Agreement between A I M Advisors, Inc., A I M
Distributors, Inc. and Security Life of Denver. (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-
73464.)

(2)	(a)	Sales Agreement by and among The Alger American Fund, Fred Alger Management, Inc., and
Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective
Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 033-74190.)
	(b)	First Amendment to Sales Agreement by and among The Alger American Fund, Fred Alger
Management, Inc., Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File
No. 033-74190.)
	(c)	Addendum to Alger Sales Agreement. (Incorporated herein by reference to Post-Effective
Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on April 27, 1998; File No. 033-74190.)
	(d)	Amendment to Sales Agreement by and among The Alger American Fund, Fred Alger Management,
Inc., Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-
Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 033-
74190.)
	(e)	Service Agreement between Fred Alger Management, Inc. and Security Life of Denver Insurance
Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6
Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate
Account L1, filed on April 27, 1998; File No. 033-74190.)
(3)	(a)	Participation Agreement among Golden American Life Insurance Company, ReliaStar Life
Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver
Insurance Company, Southland Life Insurance Company, ING Life Insurance and Annuity
Company, ING Insurance Company of America, American Funds Insurance Series and Capital
Research and Management Company. (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-105319, as filed on July
17, 2003.)
	(b)	Business Agreement among Golden American Life Insurance Company, ReliaStar Life Insurance
Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance
Company, Southland Life Insurance Company, ING Life Insurance and Annuity Company, ING
Insurance Company of America, ING America Equities, Inc., Directed Services, Inc., American
Funds Distributors, Inc. and Capital Research and Management Company. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File
No. 333-105319, as filed on July 17, 2003.)
	(c)	Amendment No. 1 to the Business Agreement by and among ING USA Annuity and Life Insurance
Company (fka Golden American Life Insurance Company), ReliaStar Life Insurance Company,
ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company
(individually and as the survivor and successor in interest following a merger with Southland Life
Insurance Company), ING Life Insurance and Annuity Company (individually and as the survivor and successor in interest following a merger with ING Insurance Company of America), ING
America Equities, Inc., ING Financial Advisers, LLC, Directed Services LLC (fka Directed Services,
Inc.), American Funds Distributors, Inc. and Capital Research and Management Company.
(Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration
Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1,
File No. 333-153337, as filed on November 14, 2008.)
	(d)	Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October 16, 2007, by and between American Funds Service Company, ING Life Insurance and Annuity Company,
ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance
Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance
Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-
Effective Amendment No. 12 to Registration Statement on Form N-6, File Number 333-47527, as
filed on April 9, 2007.)
(4)	(a)	Participation Agreement dated April 25, 2008, by and among BlackRock Variable Series Funds,
Inc., BlackRock Distributors, Inc., ING USA Annuity and Life Insurance Company and ReliaStar
Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective
Amendment No. 26 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company
and its Select*Life Separate Account, filed on April 7, 2009; file No. 033-57244.)

	(b)	Amendment No. 1, dated as of April 24, 2009, and effective as of May 1, 2009, to the Participation
Agreement dated April 25, 2008, by and between BlackRock Variable Series Funds, Inc.,
BlackRock Investments, LLC., ING USA Annuity and Life Insurance Company and ReliaStar Life
Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment
No. 27 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its
Select*Life Separate Account, filed on August 18, 2009; file No. 033-57244.)
	(c)	Administrative Services Agreement dated April 25, 2008, by and among BlackRock Advisors, LLC and ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New
York. (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-6
Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account,
filed on April 7, 2009; file No. 033-57244.)
	(d)	Amendment No. 1, dated as of April 24, 2009, and effective as of May 1, 2009, to Administrative
Services Agreement dated April 25, 2008, by and among BlackRock Advisors, LLC and ING USA
Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York.
(Incorporated herein by reference to Post-Effective Amendment No. 27 to the Form N-6
Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account,
filed on August 18, 2009; file No. 033-57244.)
	(e)	Rule 22C-2 Agreement, dated no later than April 16, 2007, and effective as of October 16, 2007, between BlackRock Distributors, Inc., on behalf of and as distributor for the BlackRock Funds and the Merrill Lynch family of funds and ING Life Insurance and Annuity Company, ING National
Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company,
ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and
Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective
Amendment No. 43 to Registration Statement on form N-4, File No. 333-28755, as filed on April 7,
2008.)
(5)	(a)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors
Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to
Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No.
033-74190.)
	(b)	First Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27,
1998; File No. 033-74190.)
	(c)	Second Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27,
1998; File No. 033-74190.)
	(d)	Third Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 29, 1999; File No. 033-74190.)
	(e)	Fourth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
	(f)	Fifth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27,
1998; File No. 033-74190.)

(g)	Sixth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December 3,
1999; File No. 333-90577.)
(h)	Seventh Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 25, 2000; File No. 033-74190.)
(i)	Eighth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
October 13, 2000; File No. 033-74190.)
(j)	Ninth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 19, 2001; File No. 033-74190.)
(k)	Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Form S-6 Initial Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on November 15, 2001; File No. 333-
73464.)
(l)	Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December
19, 2001; File No. 333-73464.)
(m)	Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
(n)	Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Form N-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
February 27, 2004; File No. 333-50278.)
(o)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors
Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to
Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No.
033-74190.)
(p)	First Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27,
1998; File No. 033-74190.)
(q)	Second Amendment to Participation Agreement among Variable Insurance Products Fund II,
Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated
herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 27, 1998; File No. 033-74190.)

(r)	Third Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 29, 1999; File No. 033-74190.)
(s)	Fourth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
(t)	Fifth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27,
1998; File No. 033-74190.)
(u)	Sixth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
(v)	Seventh Amendment to Participation Agreement among Variable Insurance Products Fund II,
Fidelity Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated
herein by reference to the Post-Effective Amendment No. 13 to the Form S-6 Registration Statement
of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
October 13, 2000; File No. 033-74190.)
(w)	Eighth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 19, 2001; File No. 033-74190.)
(x)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
(y)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Form S-6 Initial Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on November 15, 2001; File No. 333-
73464.)
(z)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on December
19, 2001; File No. 333-73464.)
(aa)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
(bb)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)

	(cc)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity
Distributors Corporation and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Form N-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
February 27, 2004; File No. 333-50278.)
	(dd)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and
Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective
Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 033-74190.)
	(ee)	Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October 16, 2007, by and between Fidelity Distributors Corporation, ING Life Insurance and Annuity Company, ING
National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance
Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance
Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-
Effective Amendment No. 12 to Registration Statement on Form N-6, as filed on April 9, 2007; File
No. 333-47527.)
(6)	(a)	Participation Agreement among Security Life of Denver Insurance Company, ING VP Bond
Portfolio and ING Funds Distributor, Inc. (Incorporated herein by reference to the Post-Effective
Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on February 7, 2003; File No. 333-
50278.)
(7)	(a)	Participation Agreement, entered into as of May 1, 2003, among Security Life of Denver, ING
Investors Trust and Directed Services, Inc.
	(b)	Administrative and Shareholder Service Agreement between Directed Services, Inc. and Security
Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective
Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on April 19, 2001; File No. 033-74190.)
(8)	(a)	Participation Agreement among Security Life of Denver Insurance Company, ING Partners, Inc.,
ING Life Insurance and Annuity Company and ING Financial Advisers, LLC. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
February 7, 2003; File No. 333-50278.)
	(b)	Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity
Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company.
(Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Form N-6
Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate
Account L1, filed on April 14, 2003; File No. 333-50278.)
	(c)	Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity
Company, and ING Financial Advisers, LLC and Security Life of Denver Insurance Company,
dated November 1, 2004. (Incorporated herein by reference to the Post-Effective Amendment No.
16 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its
Security Life Separate Account L1, filed on April 12, 2006; File No. 333-50278.)
	(d)	Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity
Company, and ING Financial Advisers, LLC and Security Life of Denver Insurance Company,
dated April 29, 2005. (Incorporated herein by reference to the Post-Effective Amendment No. 16 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its
Security Life Separate Account L1, filed on April 12, 2006; File No. 333-50278.)
	(e)	Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity
Company, and ING Financial Advisers, LLC and Security Life of Denver Insurance Company,
dated August 31, 2005. (Incorporated herein by reference to the Post-Effective Amendment No. 16 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and its
Security Life Separate Account L1, filed on April 12, 2006; File No. 333-50278.)
	(f)	Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and
Annuity Company, and ING Financial Advisers, LLC and Security Life of Denver Insurance
Company, dated April 28, 2006. (Incorporated herein by reference to the Post-Effective Amendment
No. 16 to the Form N-6 Registration Statement of Security Life of Denver Insurance Company and
its Security Life Separate Account L1, filed on April 12, 2006; File No. 333-50278.)

(g)	Service Agreement, effective as of May 1, 2002, between ING Life Insurance and Annuity
Company and Security Life of Denver Insurance Company. (Incorporated herein by reference to the
Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No.
333-50278.)
(9)(a)	Participation Agreement among Security Life of Denver Insurance Company, ING Variable
Portfolios, Inc. and ING Funds Distributor, Inc. (Incorporated herein by reference to the Post-
Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No.
333-50278.)
(10)(a)	Participation Agreement among Security Life of Denver Insurance Company, Pilgrim Variable
Products Trust and ING Pilgrim Securities, Inc. (Incorporated herein by reference to the Post-
Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File No. 033-
74190.)
(b)	Amendment to Participation Agreement among Security Life of Denver Insurance Company,
Pilgrim Variable Products Trust and ING Pilgrim Securities, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001;
File No. 333-73464.)
(c)	Amendment to Participation Agreement among ING Variable Products Trust, ING Funds
Distributor, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003;
File No. 333-50278.)
(d)	Administrative and Shareholder Service Agreement between ING Pilgrim Group, LLC and Security
Life of Denver Insurance Company. (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on December 19, 2001; File No. 333-
73464.)
(e)	Amendment to Administrative and Shareholder Services Agreement between Security Life of
Denver Insurance Company and ING Funds Services, LLC. (Incorporated herein by reference to the
Post-Effective Amendment No. 3 to the Form N-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on February 7, 2003; File No.
333-50278.)
(11) (a)	Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October 16, 2007, by and between ING Funds Services, LLC, ING Life Insurance and Annuity Company, ING National
Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company,
ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and
Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective
Amendment No. 12 to Registration Statement on Form N-6, File Number 333-47527, as filed on
April 9, 2007.)
(12)(a)	Participation Agreement among Invesco Variable Investment Funds, Inc., Invesco Funds Group,
Inc., and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-
Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No.
033-74190.)
(b)	First Amendment to Participation Agreement among Security Life of Denver Insurance Company,
Invesco Variable Investment Funds, Inc. and Invesco Funds Group, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27,
1998; File No. 033-74190.)
(c)	Second Amendment to Participation Agreement among Security Life of Denver Insurance
Company, Invesco Variable Investment Funds, Inc. and Invesco Funds Group, Inc. (Incorporated
herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement
of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)

(d)		Third Amendment to Participation Agreement among Security Life of Denver Insurance Company,
Invesco Variable Investment Funds, Inc. and Invesco Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
(e)		Fourth Amendment to Participation Agreement among Security Life of Denver Insurance Company,
Invesco Investment Funds, Inc. and Invesco Funds Group, Inc. (Incorporated herein by reference to
Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on April 27, 1998; File No.
033-74190.)
(f)		Fifth Amendment to Participation Agreement among Security Life of Denver Insurance Company,
Invesco Variable Investment Funds, Inc. and Invesco Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
February 29, 2000; File No. 333-72753.)
(g)		Sixth Amendment to Participation Agreement among Security Life of Denver Insurance Company,
Invesco Variable Investment Funds, Inc. and Invesco Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 9, 2002; File No. 033-74190.)
(h)		Seventh Amendment to Participation Agreement among Security Life of Denver Insurance
Company, Invesco Variable Investment Funds, Inc. and Invesco Funds Group, Inc. (Incorporated
herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement
of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
December 19, 2001; File No. 333-73464.)
(i)		Service Agreement between Invesco Funds Group, Inc. and Security Life of Denver Insurance
Company. (Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form
S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life
Separate Account L1, filed on April 29, 1999; File No. 033-74190.)
(j)		First Amendment to Service Agreement between Security Life of Denver Insurance Company and
Invesco Funds Group, Inc. (Incorporated herein by reference to the Post-Effective Amendment No.
15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its
Security Life Separate Account L1, filed on April 9, 2002; File No. 033-74190.)
(13	) (a)	Fund Participation Agreement between Janus Aspen Series and Security Life of Denver Insurance
Company. (Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Form
S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life
Separate Account L1, filed on October 13, 2000; File No. 033-74190.)
(b)		Amendment to Janus Aspen Series Fund Participation Agreement. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on December 19, 2001;
File No. 333-73464.)
(c)		Distribution and Shareholder Services Agreement between Janus Distributors, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment
No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and
its Security Life Separate Account L1, filed on April 9, 2002; File No. 033-74190.)
(d)		Letter of Agreement between Security Life of Denver and Janus Capital Corporation. (Incorporated
herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement
of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
December 19, 2001; File No. 333-73464.)
(14	) (a)	Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of
Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment
No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and
its Security Life Separate Account L1, filed on April 19, 2001; File No. 033-74190.)
(b)		Amendment dated February 1, 2001, to Participation Agreement among M Fund, Inc., M Financial
Advisers, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File
No. 033-74190.)

(c)		Amendment dated May 1, 2001, to Participation Agreement among M Fund, Inc., M Financial
Advisers, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on April 19, 2001; File
No. 033-74190.)
(d)		Amendment dated May 1, 2002, to Participation Agreement among M Fund, Inc., M Financial
Advisers, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form N-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on April 9, 2002; File
No. 033-74190.)
(e)		Amendment dated May 1, 2003, to Participation Agreement among M Fund, Inc., M Financial
Advisers, Inc. and Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Form N-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on April 14, 2003; File
No. 333-50278.)
(f)		Shareholder Information Agreement (Rule 22C-2 Agreement), dated April 16, 2007, and to be effective on October 16, 2007, by and between M Fund, Inc., M Financial Advisers, Inc. and
Security Life of Denver Insurance Company. (Incorporated herein by reference to the Post-Effective
Amendment No. 6 to the Form N-6 Registration Statement of Security Life of Denver Insurance
Company and its Security Life Separate Account L1, filed on April 19, 2007; File No. 333-117329.)
(15	) (a)	Assignment and Modification Agreement between Neuberger & Berman Advisers Management
Trust, Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers
Management Trust, Advisers Managers Trust and Security Life of Denver Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration
Statement of Security Life of Denver Insurance Company and its Security Life Separate Account
L1, filed on March 2, 1998; File No. 033-74190.)
(b)		Addendum to Fund Participation Agreement among Security Life of Denver Insurance Company,
Neuberger Berman Advisers Management Trust, Advisers Managers Trust and Neuberger Berman
Management Inc. (Incorporated herein by reference to the Post-Effective Amendment No. 13 to the
Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security
Life Separate Account L1, filed on October 13, 2000; File No. 033-74190.)
(c)		Service Agreement between Neuberger & Berman Management Incorporated and Security Life of
Denver Insurance Company. (Incorporated herein by reference to the Post-Effective Amendment
No. 11 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and
its Security Life Separate Account L1, filed on April 29, 1999; File No. 033-74190.)
(d)		Sales Agreement by and among Neuberger & Berman Advisers Management Trust, Neuberger &
Berman Management Incorporated, and Security Life of Denver Insurance Company. (Incorporated
herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of
Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 27, 1998; File No. 033-74190.)
(e)		Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October 16, 2007, by and between Neuberger Berman Management Inc., ING Life Insurance and Annuity Company,
ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance
Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance
Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-
Effective Amendment No. 12 to Registration Statement on Form N-6, filed on April 9, 2007, File
No. 333-47527.)
(16	) (a)	Participation Agreement among Security Life of Denver Insurance Company, Pioneer Variable
Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc.
(Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6
Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate
Account L1, filed on February 7, 2003; File No. 333-50278.)
(17	) (a)	Participation Agreement among Security Life of Denver Insurance Company and Southland Life
Insurance Company, Putnam Variable Trust and Putnam Retail Management, Inc. (Incorporated
herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement
of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 19, 2001; File No. 333-50278.)

(b) Amendment to Participation Agreement among Security Life of Denver Insurance Company and
Southland Life Insurance Company, Putnam Variable Trust and Putnam Retail Management, L.P.
(Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-6
Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate
Account L1, filed on February 7, 2003; File No. 333-50278.)
	(18)	(a) Participation Agreement between Van Eck Investment Trust and the Trust's investment adviser, Van
Eck Associates Corporation, and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security
Life of Denver Insurance Company and its Security Life Separate Account L1, filed on April 27,
1998; File No. 033-74190.)
(b) First Amendment to Fund Participation Agreement between Security Life of Denver, Van Eck
Investment Trust and Van Eck Associates Corporation. (Incorporated herein by reference to Post-
Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of Denver
Insurance Company and its Security Life Separate Account L1, filed on March 2, 1998; File No.
033-74190.)
(c) Second Amendment to Fund Participation Agreement between Security Life of Denver, Van Eck
Worldwide Insurance Trust and Van Eck Associates Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of
Denver Insurance Company and its Security Life Separate Account L1, filed on March 2, 1998; File
No. 033-74190.)
(d) Side Letter between Van Eck Worldwide Insurance Trust and Security Life of Denver. (Incorporated
herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement
of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed on
April 29, 1999; File No. 033-74190.)

(i)		Not Applicable.

(j)		Not Applicable.

(k)	Opinion and Consent of Counsel. [To be filed by amendment.]

(l)		Not Applicable.

(m)		Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm. [To be filed by amendment.]

(o)	All financial statements are included in the Statement of Additional Information, as indicated therein. [To be filed by amendment.]

(p)		Not Applicable.

(q)		Not Applicable.

(r)		Powers of Attorney.

Item 27	Directors and Officers of the Depositor

Name and Principal Business Address		Positions and Offices with Depositor
Donald W. Britton, 5780 Powers Ferry Road, NW,		Director and President
Atlanta, GA 30327
Patrick G. Flynn, Amstelveenseweg 500, Amsterdam,		Director and Chairman
1081 KL, Netherlands
Lynne R. Ford, 230 Park Avenue, New York, NY 10169		Director
Ewout L. Steenbergen, 230 Park Avenue, New York, NY		Director, Executive Vice President and Chief Financial
	10169	Officer
Catherine H. Smith, One Orange Way, Windsor, CT		Director and Senior Vice President
06095-4774
Robert G. Leary, 230 Park Avenue, New York, NY		Director

10169
Michael S. Smith, 1475 Dunwoody Drive, West Chester,	Director and Vice President
PA 19380-1478
Boyd G. Combs, 5780 Powers Ferry Road, NW, Atlanta,	Senior Vice President, Tax
GA 30327
Timothy T. Matson, One Orange Way, Windsor, CT	Senior Vice President
06095-4774
Daniel P. Mulheran, Sr. 20 Washington Avenue South,	Senior Vice President
Minneapolis, MN 55401
David S. Pendergrass, 5780 Powers Ferry Road, NW,	Senior Vice President and Treasurer
Atlanta, GA 30327
Steven T. Pierson, 5780 Powers Ferry Road, NW,	Senior Vice President and Chief Accounting Officer
Atlanta, GA 30327
Prakish Shimpi, 230 Park Avenue, New York, NY 10169	Senior Vice President
Pamela S. Anson, 2001 21st Avenue NW, Minot, ND	Vice President
58703
Kimberly M. Curley, 1290 Broadway, Denver, CO	Vice President and Illustration Actuary
80203
Chad M. Eslinger, 2001 21st Avenue NW, Minot, ND	Vice President, Compliance
58703
Deborah C. Hancock, 1290 Broadway, Denver, CO	Vice President
80203
J. Dewayne Lummus, 5780 Powers Ferry Road, NW,	Vice President
Atlanta, GA 30327
John Oberg, 20 Washington Avenue South, Minneapolis,	Vice President, Compliance
MN 55401
Laurie Rasanen, 2001 21st Avenue NW, Minot, ND	Vice President
58703
Carol S. Stern, 601 13th Street NW, Suite 550 N,	Vice President and Chief Compliance Officer
Washington DC 20005
Joy M. Benner, 20 Washington Avenue South,	Secretary
Minneapolis, MN 55401

Item 28	Persons Controlled by or Under Common Control with the Depositor or the Registrant

ING GROEP
U.S. FINANCIAL SERVICES

ING GROEP N.V.
Non-Insurer (The Netherlands) No FEIN
ING VERZEKERINGEN N.V.
Non-Insurer (The Netherlands) No FEIN
ING INSURANCE INTERNATIONAL B.V.
Non-Insurer (The Netherlands) EIN# 98-0159264
ING AMERICA INSURANCE HOLDINGS, INC.
Non-Insurer (Delaware) 52-1222820
ING North America Insurance Corporation
Non	-Insurer (Delaware) 52-1317217
ING Payroll Management, Inc.
Non	-Insurer (Delaware) 52-2197204
ING Risk Management (Bermuda) Limited
Non-Insurer (Bermuda) No FEIN Assigned
Lion Connecticut Holdings Inc.
Non	-Insurer (Connecticut) 02-0488491
IB Holdings LLC
Non-Insurer (Virginia) 41-1983894
The New Providence Insurance Company Limited
Non-Insurer (Cayman Islands) 98-0161114
ING Financial Partners, Inc.
Non-Insurer (Minnesota) 41-0945505

ING Investment Management LLC
Non-Insurer (Delaware) 58-2361003
ING Investment Management Co.
Non-Insurer (Connecticut) 06-0888148
12/31/10	ING Investment Management (Bermuda) Holdings Limited
Non-Insurer (Bermuda)
Page 1	ING Investment Trust Co.
Non-Insurer (Connecticut) 06-1440627
ING Investment Management Alternative Assets LLC
Non Insurer (Delaware) 13-4038444
ING Alternative Asset Management LLC
Non-Insurer (Delaware) 13-3863170
Armada Capital SA de CV
Non-Insurer (Mexico)
Armada Latin America Opportunity Fund GP, Ltd.
Non-Insurer (Cayman Islands)
Furman Selz Investments LLC
Non-Insurer (Delaware) 13-3863171
Furman Selz (SBIC) Investments LLC
Non-Insurer (Delaware) 13-3863604
	Furman Selz Investment II LLC	1
Non-Insurer (Delaware) 13-3929304
	ING Furman Selz Investments III LLC	2
Non-Insurer (Delaware) 13-4127836
Furman Selz Management (BVI) Limited
Non-Insurer (British Virgin Islands)
ING Equity Holdings Inc.
Non-Insurer (Delaware) 13-3778184
ING Realty Group LLC
Non-Insurer (Delaware) 13-4003969
ING Investment Management Services LLC
Non-Insurer (New York) 13-3856628
ING Pomona Holdings LLC
Non-Insurer (Delaware) 13-4152011
Pomona G. P. Holdings LLC
Non-Insurer (Delaware) 13-4150600
Pomona Management LLC
Non-Insurer (Delaware) 13-4149700
12/10/10	ING Alternative Asset Management Ireland Limited
Non-Insurer (Ireland)
ING Capital Corporation, LLC
Non-Insurer (Delaware) 86-1020892
12/31/10	ING Funds Services, LLC
Non-Insurer (Delaware) 86-1020893
Page 2	ING Investments Distributor, LLC
Non-Insurer (Delaware) 03-0485744
ING Investments, LLC
Non-Insurer (Arizona) 03-0402099
ING Life Insurance and Annuity Company
Insurer (Connecticut) 71-0294708 NAIC 86509
Directed Services LLC
Non-Insurer (Delaware) 14-1984144
ING Financial Advisers, LLC
Non-Insurer (Delaware) 06-1375177
ING National Trust
Non-Insurer (Minnesota) 41-1966125
Systematized Benefits Administrators, Inc.
Non-Insurer (Connecticut) 06-0889923
ING USA Annuity and Life Insurance Company
Insurer (Iowa) 41-0991508 NAIC 80942
ReliaStar Life Insurance Company
Insurer (Minnesota) 41-0451140 NAIC 67105
ING Re (UK) Limited
Non-Insurer (United Kingdom)
ReliaStar Life Insurance Company of New York

Insurer (New York) 53-0242530 NAIC 61360
Whisperingwind I, LLC
Insurer (South Carolina) 14-1981620 NAIC 12983
Whisperingwind II, LLC
Insurer (South Carolina) 32-0185577 NAIC 13074
Roaring River, LLC
Insurer (Missouri) 26-3355951 NAIC 13583
Roaring River II, LLC
Insurer (Missouri) 27227884
ING Institutional Plan Services, LLC
Non-Insurer (Delaware) 04-3516284)
	12/31/10	ING Investment Advisors, LLC
Non-Insurer (New Jersey) 06-00083408
	Page 3	Australia Retirement Services Holding, LLC
Non-Insurer (Delaware) 26-0037599
ILICA Inc.
Non-Insurer (Connecticut) 06-1067464
ING International Nominee Holdings, Inc.
Non-Insurer (Connecticut) 06-0952776
AII 1, LLC
Non-Insurer (Connecticut) No tax id
AII 2, LLC
Non-Insurer (Connecticut) No tax id
AII 3, LLC
Non-Insurer (Connecticut) No tax id
AII 4, LLC
Non-Insurer (Connecticut) No tax id
ING Insurance Services, Inc.
Non-Insurer (Connecticut) 06-1465377
Security Life Assignment Corp.
Non-Insurer (Colorado) 84-1437826
Security Life of Denver Insurance Company
Insurer (Colorado) 84-0499703 NAIC 68713
ING America Equities, Inc.
Non-Insurer (Colorado) 84-1251388
Midwestern United Life Insurance Company
Insurer (Indiana) 35-0838945 NAIC 66109
Whisperingwind III, LLC
Insurer (South Carolina) 35-2282787 NAIC 12984
	12/01/10	Security Life of Denver International Limited
Insurer (Cayman Islands) 98-0138339
Lion Custom Investments LLC
Non-Insurer (Delaware) 98-0138339
SLDI Georgia Holdings, Inc.
Non-Insurer (Georgia) 26-1108872

	12/17/10	Lion II Custom Investments LLC
Non-Insurer (Delaware) 52-1222820
	12/31/10	Rancho Mountain Properties, Inc.
Non-Insurer (Delaware) 27-2987157
	Page 4	IIPS of Florida, LLC
Non-Insurer (Florida)
ING Financial Products Company, Inc.
Non-Insurer (Delaware) 26-1956344
1	Furman Selz Investments II LLC owned 94% by ING Investment Management Alternative Assets LLC
2	ING Furman Selz Investments III LLC owned 84.5% by ING Investment Management Alternative Assets LLC

Item 29	Indemnification

Under its Bylaws, Sections 1 through 8, Security Life of Denver Insurance Company ("Security Life") indemnifies, to the full extent permitted by the laws of the State of Colorado, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, member of a committee appointed by the Board of Directors, officer, salaried employee, or fiduciary of Security Life or is or was serving at the request of Security Life (whether or not as a representative of Security Life) as a director, officer, employee, or fiduciary of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit, or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to in the best interest of the corporation, or at least not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Security Life pursuant to such provisions of the bylaws or statutes or otherwise,
Security Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Security Life of expenses incurred or paid by a director or officer or controlling person of Security Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Security Life in connection with the securities being registered, Security Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Colorado, ING America Insurance Holdings, Inc.

maintains Professional Liability and fidelity bond insurance policies issued by an international insurer. The policies cover ING America Insurance Holdings, Inc. and any company in which ING America Insurance Holdings, Inc. has a controlling financial interest of 50.00% or more. These policies include either or both the principal underwriter, the depositor and any/all assets under the care, custody and control of ING America Insurance Holdings, Inc. and/or its subsidiaries. The policies provide for the following types of coverage:  errors and omissions/professional liability,

employment practices liability and fidelity/crime (a.k.a. “Financial Institutional Bond”).

Additionally, Section 13 of the Security Life Distribution Agreement with ING America Equities, Inc. (INGAE)
generally provides that each party will indemnify and hold harmless the officers, directors and employees of the other party (and the variable account with respect to indemnity by INGAE) against any expenses (including legal expenses), losses, claims, damages, or liabilities arising out of or based on certain claims or circumstances in connection with the offer or sale of the policies. Under this agreement neither party is entitled to indemnity if the expenses (including legal expenses), losses, claims, damages, or liabilities resulted from their own willful misfeasance, bad faith, negligence, misconduct or wrongful act.

Item 30	Principal Underwriters

(a)	Other Activity. ING America Equities, Inc., the principal underwriter for the policies, is also the principal underwriter for policies issued by ReliaStar Life Insurance Company of New York and ReliaStar Life
Insurance Company.

(b) Management of ING America Equities, Inc.

Name and Principal Business Address		Positions and Offices with Underwriter
Margaret B. Wall, 20 Washington Avenue South,		Director, President and Chief Executive Officer
Minneapolis MN 55401
Laurie J. Rasanen, 2001 21st Avenue NW, Minot, ND		Director, Vice President and Chief Operating Officer
58703
Daniel P. Mulheran, Sr., 20 Washington Avenue South,		Director
Minneapolis, MN 55401

Cynthia A. Grimm, 100 Deerfield lane, Suite 300,	Chief Financial Officer/Financial and Operations
Malvern, PA 19355	Principal
William Wilcox, One Orange Way, Windsor, CT 06095-	Chief Compliance Officer
4774
David S. Pendergrass, 5780 Powers Ferry Road, NW,	Vice President and Treasurer
Atlanta, GA 30327
Pamela S. Anson, 2001 21st Avenue NW, Minot, ND	Vice President
58703
Spencer T. Shell, 5780 Powers Ferry Road, NW, Atlanta,	Vice President and Assistant Treasurer
GA 30327
Deborah C. Hancock, 1290 Broadway, Denver, CO	Assistant Vice President
80203
Barry E. Eidex, 5780 Powers Ferry Road, NW, Atlanta,	Tax Officer
GA 30327
Terry L. Owens, 5780 Powers Ferry Road, NW, Atlanta,	Tax Officer
GA 30327
Joy M. Benner, 20 Washington Avenue South,	Secretary
Minneapolis, MN 55401
Tina M. Nelson, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401
Melissa A. O’Donnell, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401
Randall K. Price, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401
Susan M. Vega, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401

(c) Compensation From the Registrant.

(1) Name of Principal Underwriter	(2) 2010 Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation*
ING America
Equities, Inc.	$34,106,441.00
* Compensation shown in column 5 includes: marketing allowances.

Item 31	Location of Accounts and Records
Accounts and records are maintained by Security Life of Denver Insurance Company at 1290 Broadway, Denver, CO
80203-5699 and by ING Americas Finance Shared Services, an affiliate, at 5780 Powers Ferry Road, NW, Atlanta,
GA 30327	.

Item 32	Management Services
None

Item 33	Fee Representations

Security Life of Denver Insurance Company represents that the fees and charges deducted under the variable life insurance policy described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and the risks assumed by Security Life of Denver Insurance Company under the policies. Security Life of Denver Insurance Company bases this representation on its assessment of such factors as the nature and extent of such services, expenses and risks, the need for the Security Life of Denver
Insurance Company to earn a profit and the range of such fees and charges within the insurance industry.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant,
Security Life Separate Account L1 of Security Life of Denver Insurance Company, has duly caused this Post-
Effective Amendment No. 5 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Windsor, and State of Connecticut on the 4th day of February, 2011.

SECURITY LIFE SEPARATE ACCOUNT L1
(Registrant)

	By:	SECURITY LIFE OF DENVER INSURANCE COMPANY
(Depositor)

	By:	Donald W. Britton*
Donald W. Britton
President
(principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 has been signed below by a majority of the following persons in the capacities indicated and on the date indicated.

Signature	Title	Date

Donald W. Britton*	Director and President
Donald W. Britton	(principal executive officer)

Director and Chairman
Patrick G. Flynn

Lynne R. Ford*	Director
Lynne R. Ford

Robert G. Leary*	Director
Robert G. Leary
April
Catherine H. Smith*	Director and Senior Vice President	4, 2011
Catherine H. Smith

Michael S. Smith*	Director
Michael S. Smith

Ewout L. Steenbergen*	Director, Executive Vice President and Chief Financial Officer
Ewout L. Steenbergen	(principal financial officer)

Steven T. Pierson*	Senior Vice President and Chief Accounting Officer
Steven T. Pierson	(principal accounting officer)

By: /s/ J. Neil McMurdie
J. Neil McMurdie
* Attorney-in-Fact

SECURITY LIFE SEPARATE ACCOUNT L1
EXHIBIT INDEX
Exhibit No.	Exhibit
26(c) (14)	Intercompany Agreement, effective as of January 1, 2010, between Directed Services LLC and
Security Life of Denver Insurance Company.
26(c) (15)	Intercompany Agreement, effective as of January 1, 2010, between ING Investment Management
LLC and Security Life of Denver Insurance Company.
26 (e)(2)	Fund Allocation of Premium Payments Form
26 (e)(3)	M Financial Fund Allocation of Premium Payments Form
26(h) (7)(a)	Participation Agreement among Security Life of Denver, ING Investors Trust and Directed Services,
Inc.
26 (k)	Opinion and Consent of Counsel*
26 (n)	Consent of Independent Registered Public Accounting Firm*
26 (r)	Powers of Attorney
* To be filed by amendment.